    As filed with the Securities and Exchange Commission on October 7, 1997


File Nos. 33-76146 and 811-8404
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933


                         POST-EFFECTIVE AMENDMENT NO. 5
                                       AND
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                 AMENDMENT NO. 7


                             SELECT ADVISORS TRUST C
               (Exact Name of Registrant as Specified in Charter)

                                 311 PIKE STREET
                                CINCINNATI, OHIO
                                      45202
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's Telephone Number, including Area Code: (513) 361-7900


                                 ANDREW S. JOSEF
                         INVESTORS BANK & TRUST COMPANY
                200 CLARENDON STREET, BOSTON, MASSACHUSETTS 02116
                     (Name and Address of Agent for Service)


                                   copies to:
J. Leland Brewster, Esq.
Frost & Jacobs LLP                                   Edward G. Harness, Jr.
2500 East 5th Street                                 Touchstone Securities, Inc.
P.O. Box 5715                                        311 Pike Street
Cincinnati, Ohio 45201-5715                          Cincinnati, Ohio 45202

It is proposed that this filing will become effective (check appropriate box)


[ ] immediately upon filing pursuant to paragraph (b)
[ ] on May 1, 1997 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(i)
[ ] on (date) pursuant to paragraph (a)(i)
[X] 75 days after filing pursuant to paragraph (a)(ii)
[ ] on (date) pursuant to paragraph (a)(ii) of rule 485.


If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


    Select Advisors Portfolios has also executed this Registration Statement.

REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES OF BENEFICIAL INTEREST (PAR VALUE $0.00001 PER SHARE) PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. REGISTRANT FILED THE NOTICE REQUIRED BY
RULE 24F-2 ON FEBRUARY 26, 1997 FOR REGISTRANT'S FISCAL YEAR ENDED
DECEMBER 31, 1996.
================================================================================

                             SELECT ADVISORS TRUST C

                                    FORM N-1A
                              CROSS REFERENCE SHEET

Part A
ITEM NO.                                         HEADINGS IN PROSPECTUS

1.  Cover Page ................................  Cover Page

2.  Synopsis...................................  Summary; Summary of Expenses

3.  Condensed Financial Information............  Financial Highlights

4.  General Description of Registrant..........  Cover Page; Summary; Investment
                                                 Objectives, Policies and Risks;
                                                 Advisor and Portfolio Advisors;
                                                 Management of the Trust and the
                                                 Portfolio Trust


5.  Management of the Funds....................  Advisor and Portfolio Advisors;
                                                 Management of the Trust and the
                                                 Portfolio Trust


6.  Capital Stock and Other Securities.........  Cover Page; Purchase of Shares;
                                                 Redemption of Shares; Dividends,
                                                 Distributions and Taxes; Management
                                                 of the Trust and the Portfolio
                                                 Trust; Performance Information;
                                                 Additional Information

7.  Purchase of Securities Being Offered.......  Purchase of Shares; Net Asset Value

8.  Redemption or Repurchase...................  Redemption of Shares; Net Asset Value

9.  Pending Legal Proceedings..................  Not applicable

Part B                                           HEADINGS IN STATEMENT OF
ITEM NO.                                         ADDITIONAL INFORMATION

10. Cover Page.................................  Cover Page

11. Table of Contents..........................  Table of Contents

12. General Information and History............  Not applicable

13. Investment Objectives and Policies.........  Investment Objectives, Policies and
                                                 Restrictions

14. Management of the Fund.....................  Management of the Trust and the
                                                 Portfolio Trust

15. Control Persons and Principal Holders


    of Securities..............................  Management of the Trust and the
                                                 Portfolio Trust

16. Investment Advisory and Other
    Services ..................................  Management of the Trust and the
                                                 Portfolio Trust

17. Brokerage Allocation and Other
    Practices..................................  Investment Objectives, Policies
                                                 and Restrictions

18. Capital Stock and Other Securities.........  Organization of the Trust and
                                                 the Portfolio Trust (See also
                                                 Prospectus -- "Dividends,
                                                 Distributions and Taxes")

19. Purchase, Redemption and Pricing of
    Securities Being Offered...................  Valuation of Securities;
                                                 Redemption in Kind

20. Tax Status.................................  Taxation (See also Prospectus
                                                 -- "Dividends, Distributions
                                                 and Taxes")

21. Underwriters...............................  Management of the Trust and the
                                                 Portfolio Trust (See also
                                                 Prospectus -- "Management of
                                                 the Trust and the Portfolio
                                                 Trust")

22. Calculation of Performance
    Information................................  Performance Information

23. Financial Statements.......................  Financial Statements

PART C

      Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                                                             T O U C H S T O N E
                                                      Touchstone Family of Funds
================================================================================



The Touchstone Family of Funds provide a convenient means of investing in separate investment series (each a "Fund" and collectively, the "Funds"), each with distinct investment objectives and policies. Each Fund (other than the Standby Income Fund) invests in a corresponding Portfolio of Select Advisors Portfolios (the "Portfolio Trust"), a New York trust registered as an open-end diversified management investment company. Each Portfolio and the Standby Income Fund are professionally managed by Touchstone Advisors, Inc. (the "Advisor" or "Touchstone Advisors"). Each Portfolio and the Standby Income Fund benefits from discretionary advisory services by one or more investment advisor(s) (each a "Portfolio Advisor") identified, retained, supervised and compensated by the Advisor. Each Fund (other than the Standby Income Fund) is a separate series of Select Advisors Trust C (the "Trust"), an open-end diversified management investment company. The Standby Income Fund is a separate series of Select Advisors Trust A, an open-end diversified management investment company.



This Prospectus relates to the following Funds:



                          TOUCHSTONE VALUE PLUS FUND C
                        TOUCHSTONE EMERGING GROWTH FUND C
                     TOUCHSTONE INTERNATIONAL EQUITY FUND C
                        TOUCHSTONE GROWTH & INCOME FUND C
                           TOUCHSTONE BALANCED FUND C
                      TOUCHSTONE INCOME OPPORTUNITY FUND C
                             TOUCHSTONE BOND FUND C
                         TOUCHSTONE STANDBY INCOME FUND


UNLIKE OTHER MUTUAL FUNDS WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIOS OF SECURITIES, EACH FUND (WITH THE EXCEPTION OF THE STANDBY INCOME FUND) SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL ITS INVESTABLE ASSETS ("ASSETS") IN A CORRESPONDING OPEN-END MANAGEMENT INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND (EACH A "PORTFOLIO" AND COLLECTIVELY, THE "PORTFOLIOS"). THE FUNDS INVEST IN THEIR RESPECTIVE PORTFOLIOS THROUGH SIGNATURE FINANCIAL GROUP, INC.'S HUB AND SPOKE(R) MASTER-FEEDER MUTUAL FUND INVESTMENT SYSTEM ("HUB AND SPOKE(R) STRUCTURE"). HUB AND SPOKE(R) IS A REGISTERED SERVICE MARK OF SIGNATURE FINANCIAL GROUP, INC. SEE "SPECIAL INFORMATION CONCERNING HUB AND SPOKE(R) STRUCTURE."

THE INCOME OPPORTUNITY PORTFOLIO MAY INVEST UP TO 100% OF ITS TOTAL ASSETS IN NON-INVESTMENT GRADE BONDS, COMMONLY KNOWN AS "JUNK BONDS" ISSUED BY BOTH U.S. AND FOREIGN ISSUERS, WHICH ENTAIL GREATER RISK OF UNTIMELY INTEREST AND PRINCIPAL PAYMENTS, DEFAULT AND PRICE VOLATILITY THAN HIGHER RATED SECURITIES, AND MAY PRESENT PROBLEMS OF LIQUIDITY AND VALUATION. THE INTERNATIONAL EQUITY PORTFOLIO AND THE INCOME OPPORTUNITY PORTFOLIO MAY INVEST UP TO 40% AND 65%, RESPECTIVELY, OF ITS TOTAL ASSETS IN SECURITIES OF ISSUERS BASED IN EMERGING MARKETS WHICH MAY PRESENT INCREASED RISK. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS PRIOR TO INVESTING. SEE "INVESTMENT OBJECTIVES, POLICIES AND RISKS," "RISK FACTORS AND CERTAIN INVESTMENT TECHNIQUES," AND THE APPENDIX.

This Prospectus sets forth concisely certain information about the Trust, including expenses, that prospective shareholders will find helpful in making an investment decision. Shareholders are encouraged to read this Prospectus carefully and retain it for future reference.


Additional information about the Trust is contained in a Statement of Additional Information dated January 1, 1998, which is available upon request and without charge by calling or writing the Trust at the telephone number or address listed below. The Statement of Additional Information, which has been filed with the Securities and Exchange Commission (the "SEC"), is incorporated by reference into this Prospectus in its entirety. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.


THE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE NATIONAL CREDIT UNION SHARE INSURANCE FUND, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. MUTUAL FUNDS INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                           TOUCHSTONE FAMILY OF FUNDS
                                 311 PIKE STREET
                             CINCINNATI, OHIO 45202
                                 (800) 669-2796




                            PROSPECTUS & APPLICATION
                                January 1, 1998

                                     SUMMARY

         The following summary is qualified in its entirety by the more detailed information included elsewhere in this Prospectus.


The Trust. The Trust is a management investment company providing a convenient means of investing in separate Funds each with distinct investment objectives and policies. The Trust consists of the following seven diversified Funds:



         Touchstone Value Plus Fund C (the "Value Plus Fund") has an investment objective of long-term growth of capital through investment primarily in common stocks which are considered by the Value Plus Fund's Portfolio Advisor to be fundamentally undervalued in relation to earnings, cash flow and financial strength.


         Touchstone Emerging Growth Fund C (the "Emerging Growth Fund") has a primary investment objective of capital appreciation with income as a secondary investment objective. The Portfolio attempts to achieve its investment objectives through investment primarily in the common stocks of smaller, rapidly growing companies.

         Touchstone International Equity Fund C (the "International Equity Fund") has an investment objective of long-term capital appreciation through investment primarily in equity securities of companies based outside the United States.

         Touchstone Growth & Income Fund C (the "Growth & Income Fund") has an investment objective of long-term capital appreciation and dividend income through investment primarily in common stocks of high quality companies.

         Touchstone Balanced Fund C (the "Balanced Fund") has an investment objective of growth of capital and income through investment in common stocks and fixed-income securities.

         Touchstone Income Opportunity Fund C (the "Income Opportunity Fund") has an investment objective of high current income through investment in high yield, non-investment grade debt securities of both U.S. and non-U.S. issuers and in mortgage related securities. To the extent consistent with its primary objective, the Portfolio will also seek capital appreciation.

         Touchstone Bond Fund C (the "Bond Fund") has an investment objective of providing high current income primarily through investment in investment grade bonds.

This prospectus also relates to the Touchstone Standby Income Fund (the "Standby Income Fund"), a series of Select Advisors Trust A which has an investment objective of high current income to the extent consistent with the relative stability of principal.


         Advisor and Portfolio Advisors. Each Fund (other than the Standby Income Fund) invests in a corresponding Portfolio professionally managed by the Advisor. The Standby Income Fund will invest directly in securities chosen to meet the investment objective of the Fund. Touchstone Advisors acts as the investment advisor to the Portfolios and to the Standby Income Fund. Each of the Portfolios and the Standby Income Fund benefit from discretionary advisory services of one or more portfolio advisors (the "Portfolio Advisors") identified, retained, supervised and compensated by the Advisor. The Advisor monitors and evaluates the performance of each Portfolio Advisor and, with respect to those Portfolios with two or more Portfolio Advisors, allocates the Portfolio's assets among the Portfolio Advisors. See "Advisor and Portfolio Advisors."



         Purchase and Redemption of Shares. Shares of the Funds are offered for purchase at their respective net asset values. The minimum initial investment is $1,000 and subsequent investments must be at least $50. Shares may be redeemed on any day on which the Trust calculates the Funds' net asset values. See "Purchase of Shares" and "Redemption of Shares."



         Dividends and Distributions. Each Fund intends to distribute annually to its shareholders substantially all of its net income and its net realized long- and short-term capital gains. Dividends from the net income of the Standby Income Fund are declared daily and paid monthly. Dividends from the net income of the Growth & Income Fund, the Income Opportunity Fund and the Bond Fund are declared and paid monthly. Dividends from the net investment income of the Value Plus Fund and the Balanced Fund are declared and paid quarterly. Dividends from the net income of the remaining Funds are declared and paid annually. Distributions of any net realized long-term and short-term capital gains earned by a Fund will be made annually. See "Dividends, Distributions and Taxes."



         Risk Factors. Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Certain of the Portfolios and the Standby Income Fund invest in foreign securities, including "emerging markets" securities, which involve heightened risks.

         The International Equity Portfolio and the Income Opportunity Portfolio may invest up to 40% and 65%, respectively, of its total assets in securities of issuers based in emerging markets which may present increased risk. See "Risk Factors and Certain Investment Techniques -- Foreign Securities" and "-- Risks Associated with Emerging Markets Securities."



         The Income Opportunity Portfolio may invest up to 100% of its total assets in non-investment grade bonds, commonly known as "junk bonds" issued by both U.S. and foreign issuers, which entail greater risk of untimely interest and principal payments, default and price volatility than higher rated securities, and may present problems of liquidity and valuation. See "Risk Factors and Certain Investment Techniques -- Medium and Lower Rated (`Junk Bonds') and Unrated Securities."



         Investors should carefully consider these risks prior to investing. See "Investment Objectives, Policies and Risks," "Risk Factors and Certain Investment Techniques," and the Appendix.


                               SUMMARY OF EXPENSES


         The following table provides (i) a summary of expenses related to the purchases and sales of shares of each Fund and the aggregate operating expenses of each Fund and any corresponding Portfolio as a percentage of average daily net assets of that Fund and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in each Fund. THE TRUSTEES OF THE TRUST BELIEVE THAT THE AGGREGATE PER SHARE EXPENSES OF EACH FUND (OTHER THAN THE STANDBY INCOME FUND) AND THE CORRESPONDING PORTFOLIO WILL BE LESS THAN OR APPROXIMATELY EQUAL TO THE EXPENSES WHICH THE FUND WOULD INCUR IF THE TRUST RETAINED THE SERVICES OF AN INVESTMENT ADVISOR AND INVESTED THE FUND'S ASSETS DIRECTLY IN THE TYPE OF SECURITIES BEING HELD BY THE CORRESPONDING PORTFOLIO.


    SHAREHOLDER              VALUE    EMERGING    INTERNATIONAL    GROWTH &                 INCOME                   STANDBY
    TRANSACTION              PLUS      GROWTH        EQUITY         INCOME     BALANCED   OPPORTUNITY      BOND       INCOME
     EXPENSES               FUND C*    FUNDC         FUND C         FUND C      FUND C      FUND C        FUND C       FUND
    -----------             -------   --------    -------------    --------    --------   -----------     ------     -------
Maximum Sales Charge(1)...   None       None          None           None        None         None         None        None
       Annual
     Operating
      Expenses
      --------
Advisory Fee........        0.75%       0.80%        0.95%          0.80%**     0.80%**      0.65%        0.55%        0.25%
Rule 12b-1 Fees.....        1.00%       1.00%        1.00%          1.00%       1.00%        1.00%        1.00%        0.00%
Other Expenses(2)           0.50%       0.45%        0.40%          0.25%       0.30%        0.30%        0.10%        0.50%
(after waiver or
    reimbursement)..
                            -----       -----        -----          -----       -----        -----        -----        -----
Total Operating             2.25%       2.25%        2.35%          2.05%       2.10%        1.95%        1.65%        0.75%
 Expenses(2) (after waiver
 or reimbursement)..
                            =====       =====        =====          =====       =====        =====        =====        =====


-----------


* Expenses for the Value Plus Fund and the corresponding Portfolio are expressed as a percentage of the Fund's projected average daily net assets and are based on estimates of expenses to be incurred during the fiscal year ending December 31, 1998, after any applicable fee waivers and expense reimbursements.



** The advisory fee for the Balanced Portfolio was 0.70% prior to May 1, 1997 and the advisory fee for the Growth and Income Portfolio was 0.75% prior to September 18, 1997. The information under "Advisory Fee" and "Other Expenses" in the table for these two portfolios has been restated to reflect the current advisory fees.



(1) As a percentage of the offering price. Large purchases may be eligible for a reduced sales charge. See "Purchases of Shares." On purchases
      $1 million or more, there is no sales charge, however, a contingent deferred sales charge of 1.00% will be assessed on shares redeemed within one year of purchase. See "Purchase of Shares."


(2) The "Total Operating Expenses" charged to each Fund and the corresponding Portfolio will not exceed the percentages listed above. Touchstone Advisors, as sponsor (the "Sponsor") of the Trust, has agreed to waive or reimburse certain of the Operating Expenses of each Fund and the corresponding Portfolio (the "Sponsor Agreement") (as used herein, "Operating Expenses" includes amortization of organizational expenses but is exclusive of interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) such that, after such waivers or reimbursements, the aggregate Operating Expenses of each Fund and (except in the case of the Standby Income Fund) the corresponding Portfolio will not exceed on an annual basis the "Total Operating Expenses" listed in "Summary of Expenses" above (the "Expense Caps"). An Expense Cap may be terminated with respect to a Fund by the Sponsor as of the end of any calendar quarter after December 31, 1997, by giving at least 30 days prior written notice, and the Sponsor Agreement will terminate if Touchstone Advisors (or an affiliate that has assumed such obligations) ceases to be the Sponsor of the Trust or the Advisor of the Portfolio Trust.

         For the fiscal year ended December 31, 1996, without the Expense Caps, "Other Expenses" and "Total Operating Expenses" of the Fund and any corresponding Portfolio would have been the following respective percentages of the Fund's average daily net assets: Emerging Growth Fund, 6.63%, 8.43%; International Equity Fund, 4.21%, 6.16%; Growth & Income Fund, 11.04%, 12.84%; Balanced Fund, 5.99%, 7.79%; Income Opportunity Fund, 5.47%, 7.12%; Bond Fund, 15.30%, 16.85%; and Standby Income Fund, 2.55%, 2.80%. For the Value Plus Fund and the corresponding Portfolio it is estimated that, for the year ending December 31, 1998, without the Expense Caps, "Other Expenses" and "Total Operating Expenses" will be 1.85% and 3.60% of the Fund's projected average daily net assets.


         For more information about each Fund's and each Portfolio's expenses, see "Advisor and Portfolio Advisors," "Purchase of Shares," "Redemption of Shares," and "Management of the Trust and the Portfolio Trust."

         Example. You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return; (2) the total operating expense ratio included in the "Summary of Expenses" above; and (3) redemption at the end of each time period:



    SHAREHOLDER              VALUE    EMERGING    INTERNATIONAL    GROWTH &                 INCOME                   STANDBY
    TRANSACTION              PLUS      GROWTH        EQUITY         INCOME     BALANCED   OPPORTUNITY      BOND       INCOME
     EXPENSES               FUND C     FUND C        FUND C         FUND C      FUND C      FUND C        FUND C       FUND
    -----------             ------    --------    -------------    --------    --------   -----------     ------     -------
     1 Year..........       $ 23        $ 23          $ 24           $ 21        $ 21         $ 20         $ 17        $ 8
     3 Years.........       $ 70        $ 70          $ 73           $ 64        $ 66         $ 61         $ 52        $24
     5 Years.........         --        $120          $126           $110        $113         $105         $ 90        $42
     10 Years........         --        $258          $269           $238        $243         $227         $195        $93


         The purpose of this table is to assist a shareholder in understanding the various costs and expenses that a shareholder in a Fund will bear directly or indirectly. This example should not be considered to be a representation of past or future expenses; actual expenses may be greater or less than those shown. Moreover, although the table assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. Because each Fund (other than the Standby Income Fund) makes payments under a distribution and services plan in accordance with Rule 12b-1, a shareholder who holds shares of a Fund (other than the Standby Income Fund) for an extended period of time may pay a combination of sales load and 12b-1 fees in excess of the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                              FINANCIAL HIGHLIGHTS

         The following table shows selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for each Fund for the period indicated and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants, whose report thereon appears in the Trust's Annual Report which is incorporated by reference in the Trust's Statement of Additional Information. The Annual Report is available without charge and upon request by calling (800) 669-2796.

Selected data for a share outstanding throughout the years ended December 31, 1996 and December 31, 1995 and the period ended December 31, 1994 were as follows:

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                                             TOUCHSTONE EMERGING GROWTH
                                                                                        FUND C
                                                                             ---------------------------
                                                                              1996     1995      1994(a)
NET ASSET VALUE, BEGINNING OF PERIOD                                         $11.42   $10.11     $10.00
                                                                             ------   ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                     --    (0.02)      0.13
Net realized and unrealized gain on investments                                1.10     2.16       0.12
                                                                             ------   ------     ------
Total from investment operations                                               1.10     2.14       0.25
                                                                             ------   ------     ------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                            --    (0.01)     (0.13)
Net capital gain                                                              (0.74)   (0.82)     (0.01)
                                                                             ------   ------     ------
Total dividends and distributions                                             (0.74)   (0.83)     (0.14)
                                                                             ------   ------     ------
NET ASSET VALUE, END OF PERIOD                                               $11.78   $11.42     $10.11
                                                                             ======   ======     ======
TOTAL RETURN (d)                                                               9.67%   21.15%      2.52%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000's)                                          $1,764   $1,279     $1,022
Ratios to average net assets (b):
  Expenses                                                                     2.25%    2.25%      2.50%
  Net investment income (loss)                                                (0.88)%  (0.81)%     5.29%

                                                                               TOUCHSTONE BALANCED
                                                                                      FUND C
                                                                             ---------------------------
                                                                              1996     1995      1994(a)
                                                                             ------   ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD                                         $11.30   $ 9.97     $10.00
                                                                             ------   ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                          0.22     0.25       0.07
Net realized and unrealized gain (loss) on investments                         1.56     1.98      (0.05)
                                                                             ------   ------     ------
Total from investment operations                                               1.78     2.23       0.02
                                                                             ------   ------     ------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                         (0.22)   (0.27)     (0.05)
Net capital gain                                                              (0.46)   (0.63)        --
                                                                             ------   ------     ------
Total dividends and distributions                                             (0.68)   (0.90)     (0.05)
                                                                             ------   ------     ------
NET ASSET VALUE, END OF PERIOD                                               $12.40   $11.30     $ 9.97
                                                                             ======   ======     ======
TOTAL RETURN (d)                                                              15.85%   22.40%      0.20%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000's)                                          $1,970   $1,380     $  999
Ratios to average net assets (b):
  Expenses                                                                     2.10%    2.10%      2.35%
  Net investment income                                                        1.44%    1.63%      2.00%

------------------------------
(a) The Fund commenced operations on October 3, 1994.
(b) Includes the Fund's proportionate share of the corresponding Portfolio's expenses. If the waiver and reimbursement had not been in place for the ratios of expenses to average net assets would have been higher. Ratios are annualized for periods less than one year.
(c) Per share amounts have been calculated using the average share method.
(d) Total return is calculated without using a sales charge, and is not annualized.


================================================================================


        TOUCHSTONE INTERNATIONAL EQUITY               TOUCHSTONE GROWTH & INCOME
                    FUND C                                      FUND C
       --------------------------------            ------------------------------
         1996       1995      1994(a)                1996      1995(c)    1994(a)
        ------     ------     ------                ------     ------     ------
        $ 9.52     $ 9.10     $10.00                $12.58     $10.01     $10.00
        ------     ------     ------                ------     ------     ------
            --      (0.05)        --                  0.10      (0.01)      0.82
          1.02       0.47      (0.90)                 1.92       3.51      (0.81)
        ------     ------     ------                ------     ------     ------
          1.02       0.42      (0.90)                 2.02       3.50       0.01
        ------     ------     ------                ------     ------     ------
            --         --         --                 (0.10)     (0.42)        --
            --         --         --                 (0.91)     (0.51)        --
        ------     ------     ------                ------     ------     ------
            --         --         --                 (1.01)     (0.93)        --
        ------     ------     ------                ------     ------     ------
        $10.54     $ 9.52     $ 9.10                $13.59     $12.58     $10.01
        ======     ======     ======                ======     ======     ======
         10.71%      4.62%     (9.00)%               16.04%     35.22%      0.10%
        $3,157     $2,482     $2,274                $1,220     $  328     $   21
          2.35%      2.35%      2.60%                 2.05%      2.05%      2.30%
         (0.33)%    (0.63)%    (1.10)%               (0.21)%    (0.07)%    (0.15)%



        TOUCHSTONE INCOME OPPORTUNITY                      TOUCHSTONE BOND
                   FUND C                                      FUND C
       ------------------------------              ------------------------------
         1996       1995      1994(a)               1996      1995(c)    1994(a)
        ------     ------     ------                ------     ------     ------
        $ 9.80     $ 9.08     $10.00                $10.53     $ 9.91     $10.00
        ------     ------     ------                ------     ------     ------
          1.09       1.14       0.21                  0.66       0.54       0.87
          1.33       0.74      (0.94)                (0.47)      1.03      (0.85)
        ------     ------     ------                ------     ------     ------
          2.42       1.88      (0.73)                 0.19       1.57       0.02
        ------     ------     ------                ------     ------     ------
         (1.09)     (1.16)     (0.19)                (0.64)     (0.90)     (0.11)
         (0.37)        --         --                 (0.02)     (0.05)        --
        ------     ------     ------                ------     ------     ------
         (1.46)     (1.16)     (0.19)                (0.66)     (0.95)     (0.11)
        ------     ------     ------                ------     ------     ------
        $10.76     $ 9.80     $ 9.08                $10.06     $10.53     $ 9.91
        ======     ======     ======                ======     ======     ======
         25.88%     22.18%     (7.39)%                2.01%     16.29%      0.19%
        $2,633     $1,203     $  926                $  635     $  340     $   22
          1.95%      1.95%      2.20%                 1.65%      1.65%      1.90%
         10.49%     11.70%      7.83%                 5.26%      5.43%      5.12%


--------------------------------------------------------------------------------

Financial Highlights

--------------------------------------------------------------------------------

                                                                     TOUCHSTONE STANDBY INCOME FUND
                                                                    -------------------------------
                                                                      1996       1995      1994(a)
--------------------------------------------------------             ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.01     $10.03     $10.00
                                                                     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                  0.46       0.55       0.11
Net realized and unrealized gain (loss) on investments                 0.01      (0.02)      0.03
                                                                     ------     ------     ------
Total from investment operations                                       0.47       0.53       0.14
                                                                     ------     ------     ------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                               (0.50)     (0.55)     (0.11)
                                                                     ------     ------     ------
NET ASSET VALUE, END OF PERIOD                                       $ 9.98     $10.01     $10.03
                                                                     ======     ======     ======
TOTAL RETURN (NOT ANNUALIZED)                                         4.80%      5.71%      1.40%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000's)                                  $6,456     $5,910     $5,048
Ratios to average net assets(b):
  Expenses                                                            0.75%      0.75%      1.00%
  Net investment income                                               4.88%      5.32%      4.54%
Portfolio turnover                                                      20%       142%         0%


------------------------------

(a) The Fund commenced operations on October 3, 1994.


(b) If the waiver and reimbursement had not been in place for the periods listed, and after consideration of state expense limitations, the ratios of expenses to average net assets would have been higher. Ratios are annualized for periods less than one year.

                    INVESTMENT OBJECTIVES, POLICIES AND RISKS


         The Trust seeks to achieve the investment objective of each Fund (with the exception of the Standby Income Fund) by investing all the Assets of a Fund in the corresponding Portfolio, each of which has the same investment objective as that Fund. The Standby Income Fund will invest directly in securities designed to meet the investment objective of that Fund. There can be no assurance that the investment objective of any Fund or Portfolio will be achieved. The investment objectives of each Fund and Portfolio may be changed without approval by investors, but not without thirty days prior notice. If there is a change in the investment objectives of a Fund, such changes could result in a Fund having an investment objective different than the objective that a shareholder considered appropriate at the time of investment. If a Fund's investment objective is changed, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs.


         Since the investment characteristics of each Fund (with the exception of the Standby Income Fund) will correspond directly to those of the corresponding Portfolio, the following is a discussion of the various investment policies of each Portfolio and of the Standby Income Fund. Further information about the investment policies of each Portfolio and the Standby Income Fund, including a list of those restrictions on its investment activities that are "fundamental" (i.e., that cannot be changed without shareholder approval), appears in the Statement of Additional Information of the Trust.


VALUE PLUS PORTFOLIO

         The investment objective of the Portfolio is long-term growth of capital through investment primarily in a diversified portfolio comprised of approximately 40 to 60 common stocks which are considered by the Portfolio's Portfolio Advisor to be fundamentally undervalued. A stock will be considered to be undervalued if it is currently trading at a price below that at which the Portfolio Advisor believes it should be trading and is therefore a superior potential investment based on one or more of the following relative comparisons:
1) price relative to earnings, 2) price relative to cash flow and 3) price relative to financial strength. It is the goal of the Portfolio to invest in businesses that have unique competitive advantages and proven management and should, therefore, eventually regain investor favor. It is anticipated that some of the companies in which the Portfolio may invest will not pay dividends.

         Under normal conditions, the Portfolio's Portfolio Advisor will seek to invest at least 90% of the Portfolio's total assets in common stocks. Although the Portfolio is not limited by issuer size in selecting securities for investment, the Portfolio will generally invests approximately 70% of its investable assets in securities of "large cap" companies of domestic and foreign issuers which have a market capitalization greater than $5 billion, and the remaining 30% of the Portfolio's investable assets will be invested in securities of "mid cap" companies of domestic or foreign issuers which have a market capitalization between $1 billion and $5 billion.

         The Portfolio's Portfolio Advisor believes, however, that there may be times when, in its judgment, economic and market conditions make such a course desirable that shareholders' interests are best served by investing in preferred stocks, "investment grade" bonds or securities that are convertible into common stocks. As such, the Portfolio may invest up to 35% of its total assets in such securities. It is the Portfolio's policy under normal conditions to invest at least 65% of its total assets in common stocks.

         The Portfolio will generally consider debt securities to be "investment grade" if such securities are rated investment grade at the time of purchase by a nationally recognized statistical rating agency (i.e., BBB or better by Standard & Poor's Rating Service, a division of McGraw-Hill Companies ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's"), or if such securities are not so rated but are considered by the Portfolio Advisor to be of equivalent investment quality). Debt securities rated BBB by S&P or Baa by Moody's or unrated securities of comparable investment quality lack outstanding characteristics and in fact have speculative characteristics as well, and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to pay interest and repay principal.

         Although the Portfolio intends to invest primarily in common stocks, it may invest up to 10% of its assets in cash investments and short-term fixed-income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. In addition, the Portfolio may hold up to 100% of its assets in cash or short-term fixed-income securities for temporary defensive purposes if, in the opinion of the Portfolio Advisor, market conditions warrant such a position. See "Additional Risk and Investment Techniques -- Temporary Investments" and "--Repurchase Agreements."


EMERGING GROWTH PORTFOLIO

         The primary investment objective of the Portfolio is capital appreciation with income as a secondary investment objective. The Portfolio attempts to achieve its investment objectives through investment primarily in the common stock of smaller, rapidly growing companies. With respect to the Emerging Growth Portfolio, "emerging growth" companies are smaller companies with total market capitalization less than the average of Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), which is currently approximately $20 billion, which the Portfolio Advisor believes have earnings that may be expected to grow faster than the U.S. economy in general because of new products, structural changes in the economy or management changes.

         Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in securities of emerging growth companies. In selecting investments for the Portfolio, the Portfolio Advisor seeks emerging growth companies that it believes are undervalued in the marketplace. These companies typically possess a relatively high rate of return on invested capital so that future growth can be financed from internal sources. Companies in which the Portfolio is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities of these companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. A portion of the Portfolio's assets may be invested in the securities of larger companies which the Portfolio Advisor believes offer comparable appreciation or to ensure sufficient liquidity. Since the Portfolio invests primarily in smaller companies, the Portfolio invests only to a limited extent in larger companies in emerging industries.


         In addition to common stocks, the Portfolio may invest in preferred stocks, convertible bonds and other fixed-income instruments not issued by emerging growth companies which present opportunities for capital appreciation as well as income. Such instruments include U.S. Treasury obligations, corporate bonds, debentures, mortgage related securities issued by various governmental agencies, such as Government National Mortgage Association ("GNMA") and government related organizations, such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), including collateralized mortgage obligations ("CMOs"), privately issued mortgage related securities (including CMOs), stripped U.S. Government and mortgage related securities, non- publicly registered securities, and asset backed securities. The Portfolio will only invest in bonds and preferred stock rated at least Baa by Moody's or BBB by S&P or, if unrated, determined by the Portfolio Advisor to be of comparable quality. Bonds rated Baa or BBB possess some speculative characteristics.



         The Portfolio may invest up to 20% of its assets in foreign securities principally traded outside the United States and in American Depositary Receipts ("ADRs"). The Portfolio may not invest more than 10% of its total assets in the securities of companies based in an emerging market. See "Risk Factors and Certain Investment Techniques -- Foreign Securities" and "-- Risks Associated with Emerging Markets Securities."


INTERNATIONAL EQUITY PORTFOLIO

         The investment objective of the Portfolio is long term capital appreciation by investing primarily in equity securities of companies based outside the United States.


         The Portfolio may invest in securities of companies in emerging markets (see "Risk Factors and Certain Investment Techniques -- Risks Associated with "Emerging Markets' Securities"), but does not expect to invest more than 40% of its total assets in securities of issuers in emerging markets. The Portfolio will invest in issuers of companies from at least three countries outside the United States.


         Under normal market conditions, the Portfolio will invest a minimum of 80% of its total assets in equity securities of non-U.S. issuers. With respect to the International Equity Portfolio, "equity securities" means common stock and preferred stock (including convertible preferred stock), bonds, notes and debentures convertible into common or preferred stock, stock purchase warrants and rights, equity interests in trusts and partnerships, and depository receipts of companies.


         The Portfolio may invest up to 20% of its total assets in debt securities issued by U.S. or foreign banks, corporations or other business organizations, or by U.S. or foreign governments or governmental entities (including supranational organizations such as the International Bank for Reconstruction and Development, i.e., the "World Bank"). The Portfolio may choose to take advantage of opportunities for capital appreciation from debt securities by reason of anticipated changes in such factors as interest rates, currency relationships, or credit standing of individual issuers. The Portfolio will invest less than 35% of its total assets in lower quality, high yielding securities, commonly known as "junk bonds." See "Risk Factors and Certain Investment Techniques -- Medium and Lower Rated and Unrated Securities." The Portfolio will not invest in preferred stocks or debt securities rated less than B by S&P and Moody's. Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Investments in "emerging markets" securities include the securities of issuers based in some of the world's underdeveloped markets, including Eastern Europe. Investments in securities of issuers based in underdeveloped countries entail all of the risks of investing in foreign issuers to a heightened degree. See "Risk Factors and Certain Investment Techniques -- Foreign Securities" and "-- Risks Associated with Emerging Markets Securities."



         The Portfolio will not invest in any illiquid securities except for Rule 144A securities. See "Additional Risks and Investment Techniques -- Illiquid Securities" and "-- Non-Publicly Traded ("Restricted") Securities and Rule 144A Securities."

GROWTH & INCOME PORTFOLIO


         The investment objective of the Portfolio is long term capital appreciation and dividend income by investing primarily in a diversified portfolio of dividend-paying common stocks, preferred stock and securities convertible into common stocks. The Portfolio may also purchase such securities which do not pay current dividends but which offer prospects for growth of capital and future income. Convertible securities (which may be current coupon or zero coupon securities) are bonds, notes, debentures, preferred stocks and other securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Under normal conditions, at least 80% of the Portfolio's total assets will be invested in common stocks and at least 65% of the Portfolio's total assets will be invested in common stocks that, at the time of investment, will be expected to pay regular dividends.


         The Portfolio will generally invest a majority of its assets in common stocks of issuers with total market capitalization of $1 billion or greater at the time of purchase, but may invest in securities of companies having various levels of market capitalization, including smaller companies whose securities may be more volatile and less liquid than securities issued by larger companies with higher levels of net worth. Investments will be in companies in various industries.


         The Portfolio may also invest up to 20% of its total assets in foreign securities, including securities of foreign issuers in the form of ADRs. The Portfolio may not invest more than 5% of its total assets in the securities of companies based in an emerging market. See "Risk Factors and Certain Investment Techniques -- Foreign Securities" and "-- Risks Associated with Emerging Markets Securities."



         The Portfolio may invest under normal circumstances up to 20% of its total assets in preferred stocks, convertible preferred stock, bonds, convertible debentures and other fixed-income instruments (the "Fixed Income Instruments"). Within this 20% limitation, the Portfolio may invest in any combination of Fixed Income Instruments subject to the following additional limitations: (1) the Portfolio may invest up to 20% of its total assets in convertible preferred stock and convertible debentures rated at least Ba by Moody's or BB by S&P, (2) the Portfolio may invest up to 20% of its total assets in non-convertible fixed income instruments rated at least Baa by Moody's or BBB by S&P and (3) the Portfolio may invest up to 5% of its total assets in non-convertible debt rated below Baa by Moody's or BBB by S&P. See "Risk Factors and Certain Investment Techniques -- Convertible Securities" and "-- Medium and Lower Rated ("Junk Bonds") and Unrated Debt Securities."



         The Portfolio may invest up to 10% of its total assets in real estate investment trusts ("REITs"), which pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. See "Risk Factors and Certain Investment Techniques -- Real Estate Investment Trusts."



         The Portfolio may also invest up to 5% of its total assets in Standard & Poor's Depositary Receipts ("SPDRs") in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to minimize trading costs. SPDRs represent ownership in a unit investment trust that holds a portfolio of stocks designed to track the performance of the S&P 500 Index. SPDRs are traded on the American Stock Exchange. See "Risk Factors and Certain Investment Techniques -- Standard & Poor's Depositary Receipts."


BALANCED PORTFOLIO

         The investment objective of the Portfolio is growth of capital and income through investment in common stocks and fixed-income securities. Under normal circumstances, the Advisor expects approximately 60% of the Portfolio's total assets to be invested in equity securities and 40% of its total assets to be invested in fixed-income securities. For this purpose, "equity securities" includes warrants, preferred stock and securities convertible into equity securities. The Portfolio will, under normal circumstances, invest at least 25% of the Portfolio's total assets in fixed-income senior securities. For purposes of this requirement, only the fixed-income component of a convertible bond will be considered.

         The Portfolio may invest in the types of fixed-income securities (including preferred stock), with the same rating requirements, described below with respect to the Bond Portfolio.


         Up to one-third of the Portfolio's assets may be invested in foreign equity or fixed-income securities. No more than 15% of the Portfolio's total assets will be invested in the securities of issuers based in emerging markets. See "Risk Factors and Certain Investment Techniques -- Foreign Securities" and "-- Risks Associated with Emerging Markets Securities."


INCOME OPPORTUNITY PORTFOLIO

         The investment objective of the Portfolio is high current income from investment in a diversified portfolio of high yield, non-investment grade debt securities of both U.S. and non-U.S. issuers and in mortgage related securities. To the extent consistent with its primary objective, the Portfolio will also seek capital appreciation. The Portfolio intends to invest a portion of its assets in high risk, low quality debt securities of both corporate and government issuers, commonly referred to as "junk bonds," and regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation as well as debt securities of issuers located in emerging market countries.

         The Portfolio may invest in debt obligations (which may be denominated in U.S. dollars or in non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, and debt obligations issued by U.S. corporations denominated in non-U.S. currencies. These investments may include debt obligations such as bonds (including sinking fund and callable bonds), debentures and notes (including variable and floating rate instruments), together with preferred stocks and zero coupon securities. The Portfolio may also invest in loans, other direct debt obligations and loan participations.


         Up to 100% of the assets of the Portfolio may be invested in foreign fixed-income securities, but no more than 30% of the total assets of the Portfolio may be invested in non-U.S. dollar-denominated securities. The Portfolio may invest up to 65% of its total assets in debt securities of issuers located in emerging market countries. See "Risk Factors and Certain Investment Techniques -- Foreign Securities."



         The Portfolio will generally invest in securities rated BBB or lower by S&P or Baa or lower by Moody's or, if unrated, of comparable quality in the opinion of the Portfolio Advisor. Securities rated BBB by S&P or Baa by Moody's possess some speculative characteristics. See the Appendix hereto for a description of Moody's and S&P ratings and "Risk Factors and Certain Investment Techniques -- Medium and Lower Rated and Unrated Securities" for a description of certain risks associated with lower rated securities.


         In addition to high yield corporate bonds, the Portfolio will also invest in mortgage related securities which represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, and government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

         The Portfolio may attempt to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions and trading currency futures contracts and options thereon.

BOND PORTFOLIO

         The investment objective of the Portfolio is to provide high current income primarily through investments in investment grade bonds. Investment grade bonds are those rated at least Baa by Moody's or BBB by S&P or unrated bonds considered by the Portfolio Advisor to be of comparable quality. Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in bonds or debentures (as described in the first sentence of the next paragraph). The average maturity of the Portfolio will be between five and fifteen years. The average maturity of the Portfolio's holdings may be shortened in order to preserve capital if the Portfolio Advisor anticipates a rise in interest rates. Conversely, the maturity may be lengthened to maximize returns if interest rates are expected to decline.

         The Portfolio invests in U.S. Treasury obligations, corporate bonds, debentures, mortgage related securities issued by various governmental agencies, such as GNMA and government related organizations, such as FNMA and FHLMC, including CMOs, privately issued mortgage related securities (including CMOs), stripped U.S. Government and mortgage related securities, non-publicly registered securities, asset backed securities, and Eurodollar certificates of deposit and Eurodollar bonds. It will also invest in preferred stock. No more than 60% of the Portfolio's total assets will be invested in mortgage related securities. The Portfolio will not invest in any bond rated lower than B by S&P or by Moody's. The Portfolio will invest less than 35% of its assets in U.S. or foreign non- investment grade (junk) bonds or preferred stock. High risk, lower quality debt securities are regarded as predominantly speculative with respect to the issuer's ability to pay interest and repay principal in accordance with the terms of the obligation. Up to 20% of the Portfolio's assets may be invested in fixed-income securities denominated in foreign currencies. These foreign securities must meet the same rating and quality standards as the Portfolio's U.S. dollar-denominated investments. See "Risk Factors and Certain Investment Techniques -- Foreign Securities."

STANDBY INCOME FUND

         The investment objective of the Fund is high current income to the extent consistent with relative stability of principal. Unlike money market funds, however, the Fund does not attempt to maintain a constant $1.00 per share net asset value.

         Investments will be diversified among a broad range of money market instruments including short term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements with respect to those securities. The Fund may also invest in corporate bonds, commercial paper, certificates of deposit ("CDs") and bankers' acceptances.


         Up to 50% of the Fund's total assets may be invested in U.S. dollar-denominated Yankee Bonds or Eurodollar certificates of deposit issued by U.S. banks. Yankee Bonds are instruments denominated in U.S. dollars which are issued in the U.S. by foreign issuers. Eurodollar certificates of deposit are dollar-denominated certificates of deposit which are issued in Europe. Up to 20% of the Fund's total assets may be invested in fixed-income securities denominated in foreign currencies. These securities include debt securities issued by foreign banks, corporations, or other business organizations or by foreign governments or governmental entities (including supra-national organizations such as the World Bank). The value of securities denominated in currencies other than the U.S. dollar will change in response to relative currency values. See "Risk Factors and Certain Investment Techniques -- Foreign Securities" and "-- Currency Exchange Rates."


         The Fund invests only in investment grade securities (including foreign securities) rated Baa or higher by Moody's or BBB or higher by S&P, or in non-rated securities which the Advisor believes to be of comparable quality. The Fund's dollar-weighted average maturity will normally be less than one year. However, the Fund may invest in fixed-income corporate debt with maturities of greater than twelve months; but, no individual security will have a maturity (or average life in the case of mortgage backed securities) of greater than five years. Bonds rated Baa by Moody's or BBB by S&P have some speculative characteristics. See "Risk Factors and Certain Investment Techniques."

SPECIAL INFORMATION CONCERNING HUB AND SPOKE(R) STRUCTURE

         For purposes of the following discussion about Hub and Spoke(R) Structure, the term "Fund" shall not include the Standby Income Fund.

         The Trust and the Portfolio Trust are utilizing certain proprietary rights, know-how and financial services referred to as Hub and Spoke(R) Structure from Signature Financial Group, Inc.

         Unlike other mutual funds which directly acquire and manage their own portfolio securities, each Fund seeks to achieve its investment objective by investing all of its Assets in the corresponding Portfolio, a series of a separate registered investment company with the same investment objectives as the Fund. In addition to selling a beneficial interest to a Fund, a Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, shareholders in a Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in a Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in a Portfolio is available from Touchstone Securities, Inc. ("Touchstone Securities" or the "Distributor") at (800) 669-2796 (press 3).

         The investment objective of a Fund may be changed without the approval of the Fund's shareholders, but not without written notice thereof to shareholders thirty days prior to implementing the change. If there were a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial positions and needs. Shareholders shall receive thirty days prior written notice of any changes in the Funds' or the Portfolios' investment objectives. For a description of the investment objectives, policies and restrictions of the Funds, see "Investment Objectives, Policies and Risks" below and "Investment Restrictions" in the Statement of Additional Information.

         Except as permitted by the SEC, whenever a Fund is requested to vote on matters pertaining to the corresponding Portfolio, the Fund will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect a Fund's vote at the Portfolio meeting. The percentage of a Fund's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as a Fund's shareholders who do, in fact, vote. Even if the Trust votes all its shares at the Portfolio meeting, funds with greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Smaller funds investing in a Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a larger fund withdraws from a Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, a Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility exists as well for traditionally structured funds which have large or institutional investors.)

         The Trust may withdraw its investment in a Portfolio as a result of certain changes in a Portfolio's investment objective, policies or restrictions or if the Board of Trustees of the Trust determines that it is in the best interests of the Trust to do so. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a Fund. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the Assets of the Fund in another pooled investment entity or the retention of an investment advisor to manage the Fund's Assets in accordance with the investment policies described above with respect to the corresponding Portfolio. In the event that the Trustees of the Trust were unable to accomplish either, the Trustees will seek to determine the best course of action.

         For more information about each Portfolio's investment objectives, policies, management and expenses, see "Investment Objectives, Policies and Risks," "Advisors and Portfolio Advisors" and "Management of the Trust and The Portfolio Trust." For more information about each Portfolio's investment restrictions, see the Statement of Additional Information.

                 RISK FACTORS AND CERTAIN INVESTMENT TECHNIQUES

         For purposes of the following discussion under this caption, the term "Portfolio" shall include the Standby Income Fund.

         Foreign Securities. Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.


         Risks Associated with Emerging Markets Securities. Investments in "emerging markets" securities include the securities of issuers based in some of the world's underdeveloped markets, including Eastern Europe. Investments in securities of issuers based in underdeveloped countries entail all of the risks of investing in foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability;
(ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in a lack of liquidity and in price volatility;
(iii) certain national policies which may restrict a Portfolio's investment opportunities including restrictions on investing in issuers in industries deemed sensitive to relevant national interests; and (iv) in the case of Eastern Europe, the absence of developed capital market and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.


         So long as the Communist Party continues to exercise a significant or, in some cases, dominant role in Eastern European countries, investments in such countries will involve risk of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, and in many cases without adequate compensation, and there is no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Portfolio could lose a substantial portion of any investments it has made in the affected countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to Fund shareholders.

         Currency Exchange Rates. A Portfolio's share value may change significantly when the currencies, other than the U.S. dollar, in which the Portfolio's investments are denominated strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

         Medium and Lower Rated ("Junk Bonds") and Unrated Securities. Securities rated in the fourth highest category by S&P or Moody's, BBB and Baa, respectively, although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.

         Generally, medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds," offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.

         The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Since the risk of default is higher for lower rated debt securities, the Portfolio Advisor's research and credit analysis are an especially important part of managing securities of this type held by a Portfolio. In light of these risks, the Board of Trustees has instructed the Portfolio Advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

         In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Portfolios to obtain accurate market quotations for purposes of valuing their respective portfolios and calculating their respective net asset values. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Portfolios to purchase and may also have the effect of limiting the ability of a Portfolio to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

         Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Portfolio may decline relatively proportionately more than a portfolio consisting of higher rated securities. If a Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Portfolio and increasing the exposure of the Portfolio to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

         Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of these securities by the Portfolio, but the Portfolio Advisor will consider this event in its determination of whether the Portfolio should continue to hold the securities.


         Convertible Securities. Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities.



         While convertible securities generally offer lower yields that non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.



         Real Estate Investment Trusts. The Growth and Income Fund may invest in REITs, which can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments on real estate mortgages in which they are invested. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.



         Investment in REITs is subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks). REITs are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.



         Standard & Poor's Depositary Receipts ("SPDRs"). The Growth & Income Portfolio may invest in SPDRs. SPDRs typically trade like a share of common stock and provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index. There can be no assurance that this can be accomplished as it may not be possible for the portfolio to replicate and maintain exactly the composition and relative weightings of the S&P 500 Index securities. SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment.


                         ADVISOR AND PORTFOLIO ADVISORS

ADVISOR

         Touchstone Advisors, located at 311 Pike Street, Cincinnati, Ohio 45202, serves as the investment advisor to the Portfolio Trust and, accordingly, as investment advisor to each of the Portfolios and to the Standby Income Fund. Touchstone Advisors is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. Western-Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company.


         The Portfolio Trust (as to each of the Portfolios) and the Select Advisors Trust A (only with respect to the Standby Income Fund) have entered into investment advisory agreements (the "Advisory Agreements") with the Advisor which, in turn, has entered into a portfolio advisory agreement ("Portfolio Agreement") with each Portfolio Advisor selected by the Advisor for the Portfolios and for the Standby Income Fund. It is the Advisor's responsibility to select, subject to the review and approval of the Board of Trustees of the Portfolio Trust and (in the case of the Standby Income Fund) the Board of Trustees of the Select Advisors Trust A, portfolio advisors who have distinguished themselves by able performance in their respective areas of expertise in asset management and to review their continued performance.


         Subject to the supervision and direction of the Board of Trustees, the Advisor provides investment management evaluation services principally by performing initial due diligence on prospective Portfolio Advisors and thereafter monitoring Portfolio Advisor performance through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with Portfolio Advisors. In evaluating prospective Portfolio Advisors, the Advisor considers, among other factors, each Portfolio Advisor's level of expertise; relative performance and consistency of performance over a minimum period of five years; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications. The Advisor has responsibility for communicating performance expectations and evaluations to each Portfolio Advisor and ultimately recommending to the respective Board of Trustees whether the Portfolio Advisor's contract should be renewed, modified or terminated. The Advisor provides written reports to the respective Board of Trustees regarding the results of its evaluation and monitoring functions. The Advisor is also responsible for conducting all operations of the Portfolios and Funds except those operations subcontracted to the Portfolio Advisors, custodian, transfer agent and administrator.


         The Portfolio Advisor of each Portfolio and of the Standby Income Fund makes all the day-to-day decisions to buy or sell particular portfolio securities.


         The Emerging Growth Portfolio is managed by two Portfolio Advisors, each managing a portion of the Portfolio's assets. The Advisor will allocate varying percentages of the assets of the Portfolio to each Portfolio Advisor, which percentages will be adjusted from time to time by the Advisor based on its evaluation of each Portfolio Advisor.



         Each Portfolio and the Standby Income Fund pays the Advisor a fee for its services that is computed daily and paid monthly at an annual rate equal to the percentage of the value of the average daily net assets of the Portfolio or Fund as follows: Value Plus Portfolio - 0.75%; Emerging Growth Portfolio - 0.80%; International Equity Portfolio - 0.95%; Growth & Income Portfolio - 0.80% on the first $150 million of average net assets and 0.75% thereafter; Balanced Portfolio - 0.80%; Income Opportunity Portfolio - 0.65%; Bond Portfolio - 0.55%; and Standby Income Fund - 0.25%. The investment advisory fee paid by the Value Plus, Emerging Growth, International Equity and Growth & Income Portfolios is higher than that of most mutual funds. The Advisor in turn pays each Portfolio Advisor a fee for its services provided to the Portfolio or Fund that is computed daily and paid monthly at an annual rate equal to the percentage specified below of the value of the average daily net assets of the Portfolio or Fund managed by that Portfolio Advisor:



Value Plus Portfolio
Fort Washington Investment Advisors, Inc.     0.45%

Emerging Growth Portfolio
David L. Babson & Company, Inc.               0.50%
Westfield Capital Management                  0.45% on the first $10 million
Company, Inc.                                 0.40% on the next $40 million
                                              0.35% thereafter
International Equity Portfolio
BEA Associates                                0.85% on the first $30 million
                                              0.80% on the next $20 million
                                              0.70% on the next $20 million
                                              0.60% thereafter
Growth & Income Portfolio
Scudder, Stevens & Clark, Inc.                0.50% on the first $150 million
                                              0.45% thereafter
Balanced Portfolio
OpCap Advisors                                0.60% on the first $20 million*

                                              0.50% on the next $30 million*
                                              0.40% thereafter*
Income Opportunity Portfolio
Alliance Capital Management L.P.              0.40% on the first $50 million
                                              0.35% on the next $20 million
                                              0.30% on the next $20 million
                                              0.25% thereafter
Bond Portfolio
Fort Washington Investment                    0.30%
Advisors, Inc.

Standby Income Fund
Fort Washington Investment                    0.15%
Advisors, Inc.

-----------

* Includes assets of the Balanced Portfolio of the Portfolio Trust and the Balanced Portfolio of the Select Advisors Variable Insurance Trust (a portfolio for which OpCap Advisors also acts in an investment advisory capacity).

         Fort Washington Investment Advisors, Inc. is an affiliate of the Advisor, and shareholders should be aware that the Advisor may be subject to a conflict of interest when making decisions regarding the retention and compensation of Fort Washington and may be subject to such a conflict concerning other particular Portfolio Advisors. However, the Advisor's decisions, including the identity of a Portfolio Advisor and the specific amount of the Advisor's compensation to be paid to the Portfolio Advisor, are subject to review and approval by a majority of the respective Board of Trustees and separately by a majority of such Trustees who are not affiliated with the Advisor or any of its affiliates.

CONSULTANT TO THE INVESTMENT ADVISOR

         RogersCasey Sponsor Services, Inc. ("RogersCasey"), located at One Parklands Drive, Darien, Connecticut 06820, has been engaged in the business of rendering portfolio advisor evaluations since 1976. The staff at RogersCasey is experienced in acting as investment consultants and in developing, implementing and managing multiple portfolio advisor programs. RogersCasey provides asset management consulting services to various institutional and individual clients and provides the Advisor with investment consulting services with respect to development, implementation and management of the Portfolio Trust's multiple portfolio manager program. RogersCasey is employed by and its fees are paid by the Advisor (not by any of the trusts). As consultant, RogersCasey provides research concerning registered investment advisors to be retained by the Advisor as portfolio advisors, monitors and assists the Advisor with the periodic reevaluation of existing portfolio advisors and makes periodic reports to the Advisor, and the respective Board of Trustees.

PORTFOLIO ADVISORS

         Subject to the supervision and direction of the Advisor and, ultimately, the respective Board of Trustees, each Portfolio Advisor manages the securities held by the Portfolio or Fund it serves in accordance with the Portfolio's or Fund's stated investment objective and policies, making investment decisions for the Portfolio or Fund and placing orders to purchase and sell securities on behalf of the Portfolio or Fund.

         The following sets forth certain information about each of the Portfolio Advisors. The individuals employed by the Portfolio Advisor who are primarily responsible for the day-to-day investment management of the Portfolio or Fund are named below.


         FORT WASHINGTON INVESTMENT ADVISORS, INC. ("Fort Washington") serves as the Portfolio Advisor to Value Plus Portfolio. Fort Washington is owned by The Western and Southern Life Insurance Company. Fort Washington has been registered as an investment advisor under the Investment Advisers Act of 1940, as amended, (the "Advisers Act") since 1990. Fort Washington provides investment advisory services to individual and institutional clients. As of June 30, 1997, Fort Washington had assets under management of $8.2 billion. John C. Holden is primarily responsible for the day-to-day investment management of the Portfolio. Mr. Holden (CFA) joined Western and Southern/Fort Washington in May 1997 and is Vice President and Senior Portfolio Manager. Mr. Holden previously served as senior portfolio manager with Mellon Private Asset Management in Pittsburgh, senior portfolio manager and investment analyst for Star Bank's Stellar Performance Group in Cincinnati, and senior employee benefit portfolio manager for First Kentucky Trust Company in Louisville. Fort Washington's principal executive offices are located at 420 East Fourth Street, Cincinnati, Ohio 45202.



         DAVID L. BABSON & COMPANY, INC. ("Babson") serves as one of two Portfolio Advisors to Emerging Growth Portfolio. Babson is an indirect subsidiary of MassMutual Holding Company. Babson has been registered as an investment advisor under the Advisers Act since 1940. Babson provides investment advisory services to individual and institutional clients. As of December 31, 1996, Babson and affiliates had assets under management of $14.7 billion. Eugene H. Gardner, Jr., Peter C. Schliemann and Lance F. James are primarily responsible for the day-to-day investment management of the portion of the Portfolio's assets allocated to Babson by the Advisor. Mr. Gardner has been with Babson since 1990; Mr. Schliemann has been with Babson since 1979; and Mr. James has been with the firm since 1986. Babson's principal executive offices are located at One Memorial Drive, Cambridge, Massachusetts 02142-1300.



         WESTFIELD CAPITAL MANAGEMENT COMPANY, INC. ("Westfield") serves as the second Portfolio Advisor to Emerging Growth Portfolio. Westfield is owned 100% by the active members of its professional staff. Westfield has been registered as an investment advisor under the Advisers Act since 1989. Westfield provides investment advisory services to individual and institutional clients. As of December 31, 1996, Westfield had assets under management of $1.2 billion. Westfield and all of the owners of Westfield's outstanding capital stock have entered into an Agreement and Plan of Merger (the "Merger Agreement") as of August 13, 1997, with Boston Private Bancorp, Inc. ("BPB") and its wholly owned subsidiary, Boston Private Investment Management, Inc. Upon consummation of the Merger Agreement, Westfield will become an indirect wholly owned subsidiary of BPB. Michael J. Chapman is primarily responsible for the day-to-day investment management of the portion of the Portfolio's assets allocated to Westfield by the Advisor. Mr. Chapman (CFA) has been with Westfield since 1990, after 9 years with Eaton Vance Corporation in Boston, Massachusetts. Westfield's principal executive offices are located at One Financial Center, Boston, Massachusetts 02111.


         BEA ASSOCIATES serves as Portfolio Advisor to International Equity Portfolio. BEA Associates is a New York general partnership and is owned 80% by Credit Suisse Capital Corporation and 20% by CS Advisors Corp., a New York corporation which is a subsidiary of CS Capital. BEA Associates has been registered as an investment advisor under the Advisers Act since 1968. BEA Associates provides investment advisory services to individual and institutional clients. As of December 31, 1996, BEA Associates had assets under management of $31.3 billion. The Portfolio is managed using a team approach headed by William Sterling. Regional portfolio managers include Stephen Swift, Steven Bleiberg, and Richard Watt. The managers have an average of 18 years experience in the industry, ranging from 14 years to 25 years. BEA Associates' principal executive offices are located at 153 East 53rd Street, New York, New York 10022.


         SCUDDER, STEVENS & CLARK, INC. ("Scudder") serves as the Portfolio Advisor to Growth and Income Portfolio. All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs, Daniel Pierce, and Edmond D. Villani in their capacity as the representatives of the beneficial owners of such securities. Scudder has been registered as an investment advisor under the Advisors Act since 1943. As of July 31, 1997, Scudder had assets under management in excess of $125 billion. On June 26, 1997, Scudder entered into a Transaction Agreement (the "Transaction Agreement") with Zurich Insurance Company ("Zurich"). Under the terms of the Transaction Agreement, Zurich will acquire a majority interest in Scudder, and Zurich Kemper Investments, Inc. ("ZKI"), a Zurich subsidiary, will become part of Scudder. Scudder's name will be changed to Scudder Kemper Investments, Inc. ("Scudder Kemper"). The headquarters of Scudder Kemper will be in New York. Edmond D. Villani, Scudder's CEO, will continue as CEO of Scudder Kemper and will become a member of Zurich's Corporate Executive Board. Robert T. Hoffman, Lori Ensinger, Deborah Chaplin, Benjamin W. Thorndike and Kathleen T. Millard are the individuals primarily responsible for the day-to-day management of the Portfolio. Mr. Hoffman, Lead Product Manager, joined Scudder in 1990. He has 13 years of experience in the investment industry, including several years of pension fund management experience. Lori Ensinger, Lead Portfolio Manager, focuses on stock selection and investment strategy. She has worked as a portfolio manager since 1983 and joined Scudder in 1993. Deborah Chaplin, Portfolio Manager, also focuses on stock selection and investment strategy. Ms. Chaplin, who joined Scudder in 1996, has over four years experience as a securities analyst and portfolio manager. Prior to joining Scudder, Ms. Chaplin was a research fellow in the Faculty of Letters at Kyoto University, Japan. Benjamin W. Thorndike, Portfolio Manager, is the Portfolio's chief analyst and strategist for convertible securities. Mr. Thorndike, who has 18 years of investment experience, joined Scudder in 1983. Kathleen T. Millard, Portfolio Manager, has been involved in the investment industry since 1983 and has worked as a portfolio manager since 1986. Ms. Millard, who joined Scudder in 1991, focuses on strategy and stock selection. Scudder's principal executive officers are located at 345 Park Avenue, New York, New York.



         Scudder may use its affiliated broker to execute portfolio transactions for the Growth & Income Portfolio provided the commissions paid to the affiliated broker are reasonable and fair in comparison to commissions paid to other brokers in connection with comparable transactions. The Board of Trustees reviews transactions executed through an affiliated broker on a quarterly basis.


         OPCAP ADVISORS ("OpCap") serves as Portfolio Advisor to Balanced Portfolio. OpCap is a majority-owned subsidiary of Oppenheimer Capital, a registered investment advisor whose employees perform all investment advisory services provided to the Portfolio by OpCap. Oppenheimer Capital has operated as an investment advisor since 1968. As of December 31, 1996, Oppenheimer Capital and its subsidiaries had assets under management of $48 billion. Oppenheimer Financial Corp., a holding company, holds a one-third interest in Oppenheimer Capital and Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on the

New York Stock Exchange and of which Oppenheimer Financial Corp. is the sole general partner, owns the remaining two-thirds interest. On February 13, 1997, PIMCO Advisors L.P., a registered investment advisor, signed a definitive agreement with Oppenheimer Group, Inc. and its subsidiary Oppenheimer Financial Corp. for PIMCO Advisors L.P. and its affiliate, Thomson Advisory Group, Inc., to acquire the one-third managing general partner interest in Oppenheimer Capital and the 1.0% general partner interest in Oppenheimer Capital L.P. The completion of the transaction is subject to certain client, lender, IRS and other approvals. Alan Gutmann is primarily responsible for the day-to-day investment management of the equity portion of the Portfolio and Robert J. Bluestone and Matthew Greenwald are primarily responsible for the day-to-day management of the fixed-income portion of the Portfolio. Mr. Gutmann joined Oppenheimer Capital in 1991 and is Vice President. Mr. Bluestone joined Oppenheimer Capital in 1986 and is Managing Director. Mr. Greenwald joined Oppenheimer Capital in 1989 and is Vice President. OpCap's principal executive offices are located at Oppenheimer Tower, One World Financial Center, New York, New York 10281.


         ALLIANCE CAPITAL MANAGEMENT L.P. ("Alliance") serves as Portfolio Advisor to Income Opportunity Portfolio. Alliance is owned 8% by its employees and 59% by wholly-owned subsidiaries of The Equitable Life Assurance Society of the United States. The balance of its units are held by the public. Alliance has been registered as an investment advisor under the Advisers Act since 1971. Alliance provides investment advisory services to individual and institutional clients. As of December 31, 1996, Alliance had assets under management of $183 billion. Wayne Lyski and Vicki Fuller are primarily responsible for the day-to-day investment management of the Portfolio. Mr. Lyski has been with Alliance since 1983. Ms. Fuller (CPA) has been with Alliance, and its predecessors, since 1985. Alliance's principal executive offices are located at 1345 Avenue of the Americas, New York, New York 10105.


         FORT WASHINGTON also serves as Portfolio Advisor to the Bond Portfolio and the Standby Income Fund. Roger Lanham and Brendan White are primarily responsible for the day-to- day investment management of the Bond Portfolio. Mr. Lanham is a CFA and has been with Western and Southern/Fort Washington since 1980. Mr. White is a CFA and has been with Western and Southern/Fort Washington since 1993. Prior to 1993, Mr. White was with Ohio Casualty Insurance Co. for six years, managing high yield and mortgage backed assets. Christopher J. Mahony is primarily responsible for the day-to-day investment management of the Standby Income Fund. Mr. Mahony joined Fort Washington in 1994 after eight years of investment experience with Neuberger & Berman.


                   ADDITIONAL RISKS AND INVESTMENT TECHNIQUES

         The following are designations of types of securities invested in by the Portfolios, certain investment techniques employed by these Portfolios and risks associated with utilizing either the securities or the investment technique. For purposes of the following discussion under this caption, the term "Portfolio" shall include the Standby Income Fund.

         Derivatives. The Portfolios may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as certain mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. A Portfolio Advisor will use derivatives only in circumstances where the Portfolio Advisor believes they offer the most economic means of improving the risk/reward profile of the Portfolio. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Portfolio. The use of derivatives for non-hedging purposes may be considered speculative. A description of the derivatives that the Portfolios may use and some of their associated risks is found below.

         ADRs, EDRs and CDRs. ADRs are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), may also be purchased by the Portfolios. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. Certain institutions issuing ADRs or EDRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer of the underlying foreign securities.

         Fixed-Income and Other Debt Instrument Securities. Fixed-income and other debt instrument securities include all bonds, high yield or "junk" bonds, municipal bonds, debentures, U.S. Government securities, mortgage related securities including government stripped mortgage related securities, zero coupon securities and custodial receipts. The market value of fixed-income obligations of the Portfolios will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Portfolios. The market value of the obligations held by a Portfolio can be expected to vary inversely to changes in prevailing interest rates. Shareholders also should recognize that, in periods of declining interest rates, a Portfolio's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Portfolio may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

         Ratings made available by S&P and Moody's are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, a Portfolio Advisor also will make its own evaluation of these securities. Among the factors that will be considered are the long term ability of the issuers to pay principal and interest and general economic trends.

         Fixed-income securities may be purchased on a when-issued or delayed-delivery basis. See "When-Issued and Delayed-Delivery Securities" below.

         U.S. Government Securities. Each Portfolio may invest in U.S. Government securities, which are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

         Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

         Mortgage Related Securities. Each Portfolio may invest in mortgage related securities. There are several risks associated with mortgage related securities generally. One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage related security.

         Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage related security. Early returns of principal will affect the average life of the mortgage related securities remaining in a Portfolio. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Portfolio. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Portfolio will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Portfolio's yield will correspondingly decline. Thus, mortgage related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Portfolio purchases mortgage related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

         CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities.

         Mortgage related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Portfolio Advisor, the investment restriction limiting a Portfolio's investment in illiquid instruments to not more than 15% of the value of its net assets will apply.

         Stripped Mortgage Related Securities. These securities are either issued and guaranteed, or privately-issued but collateralized by securities issued by, GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage related certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the stripped mortgage related securities represent all or part of the beneficial interest in pools of mortgage loans. A Portfolio will invest in stripped mortgage related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when its Portfolio Advisor believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of stripped mortgage related securities may offset all or a portion of any decline in value of the securities held by the Portfolio.

         Investing in stripped mortgage related securities involves the risks normally associated with investing in mortgage related securities. See "Mortgage Related Securities" above. In addition, the yields on stripped mortgage related securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only stripped mortgage related securities and increasing the yield to maturity on principal-only stripped mortgage related securities. Sufficiently high prepayment rates could result in a Portfolio not fully recovering its initial investment in an interest-only stripped mortgage related security. Under current market conditions, the Portfolio expects that investments in stripped mortgage related securities will consist primarily of interest-only securities. Stripped mortgage related securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that the Portfolio will be able to effect a trade of a stripped mortgage related security at a time when it wishes to do so. The Portfolio will acquire stripped mortgage related securities only if a secondary market for the securities exists at the time of acquisition. Except for government stripped mortgage related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the respective Board of Trustees, the Portfolios or Fund will treat government stripped mortgage related securities and privately-issued mortgage related securities as illiquid and will limit its investments in these securities, together with other illiquid investments, to not more than 15% of net assets.

         Zero Coupon Securities. Zero coupon U.S. Government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest. A Portfolio accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations, in which case the Portfolio will forego the purchase of additional income producing assets with these funds. Zero coupon securities include STRIPS, that is, securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. They also include Coupons Under Book Entry System ("CUBES"), which are component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

         Loans and Other Direct Debt Instruments. These are instruments in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables) or to other parties. Direct debt instruments purchased by a Portfolio may have a maturity of any number of days or years, may be secured or unsecured, and may be of any credit quality. Direct debt instruments involve the risk of loss in the case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Portfolio in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate a Portfolio to supply additional cash to the borrower on demand at the time when a Portfolio would not have otherwise done so, even if the borrower's condition is unlikely that the amount will ever be repaid.

         These instruments will be considered illiquid securities and so will be limited, along with a Portfolio's other illiquid securities, to not more than 15% of the Portfolio's net assets.

         Swap Agreements. To help enhance the value of its portfolio or manage its exposure to different types of investments, the Portfolios may enter into interest rate, currency and mortgage swap agreements and may purchase and sell interest rate "caps," "floors" and "collars."

         In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that notional principal amount is tied to a reference pool of mortgages.

         In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

         Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have considerable impact on a Portfolio's performance. Swap agreements involve risks depending upon the other party's creditworthiness and ability to perform, as judged by the Portfolio Advisor, as well as the Portfolio's ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

         All swap agreements are considered as illiquid securities and, therefore, will be limited, along with all of a Portfolio's other illiquid securities, to 15% of that Portfolio's net assets.

         Custodial Receipts. Custodial receipts or certificates, such as Certificates of Accrual on Treasury Securities ("CATS"), Treasury Investors Growth Receipts ("TIGRs") and Financial Corporation certificates ("FICO Strips"), are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities, described above. Although typically under the terms of a custodial receipt a Portfolio is authorized to assert its rights directly against the issuer of the underlying obligation, the Portfolio may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, a Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

         When-Issued and Delayed-Delivery Securities. To secure prices deemed advantageous at a particular time, each Portfolio may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. A Portfolio will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Portfolio may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

         Securities purchased on a when-issued or delayed-delivery basis may expose a Portfolio to risk because the securities may experience fluctuations in value prior to their actual delivery. The Portfolio does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

         Repurchase Agreements. Each of the Portfolios may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. A Portfolio may enter into repurchase agreements with respect to U.S. Government securities with member banks of the Federal Reserve System and certain non-bank dealers approved by the respective Board of Trustees. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Portfolio Advisor, acting under the supervision of the Advisor and the respective Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Portfolio enters into repurchase agreements. In entering into a repurchase agreement, a Portfolio bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement. Repurchase agreements are considered to be collateralized loans under the Investment Company Act of 1940 (the "1940 Act").


         Reverse Repurchase Agreements and Forward Roll Transactions. The Portfolios may enter into reverse repurchase agreements and forward roll transactions. In a reverse repurchase agreement the Portfolio agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price. Forward roll transactions are equivalent to reverse repurchase agreements but involve mortgage-backed securities and involve a repurchase of a substantially similar security. At the time the Portfolio enters into a reverse repurchase agreement or forward roll transaction it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements and forward roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. Reverse repurchase agreements and forward roll transactions are considered to be borrowings by a Portfolio for purposes of the limitations described in "Certain Investment Restrictions" below and in the Trust's Statement of Additional Information.


         Lending Portfolio Securities. Each Portfolio may lend securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 30% of a Portfolio's assets taken at value. A Portfolio's loans of securities will be collateralized by cash, letters of credit or U.S. Government securities. The cash or instruments collateralizing a Portfolio's loans of securities will be maintained at all times in a segregated account with the Portfolio's custodian, or with a designated subcustodian, in an amount at least equal to the current market value of the loaned securities. In lending securities to brokers, dealers and other financial organizations, a Portfolio is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially.

         Illiquid Securities. No Portfolio may invest more than 15% of its net assets in securities which are illiquid or otherwise not readily marketable. The Trustees of the Portfolio Trust have adopted a policy that the International Equity Portfolio may not invest in illiquid securities other than Rule 144A securities. If a security becomes illiquid after purchase by the Portfolio, the Portfolio will normally sell the security unless to do so would not be in the best interests of shareholders.

         Non-Publicly Traded ("Restricted") Securities and Rule 144A Securities. Each Portfolio may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A or under an exemption from such laws. Provided that a dealer or institutional trading market in such securities exists, these restricted securities or Rule 144A securities are treated as exempt from the Portfolio's 15% limit on illiquid securities. The respective Board of Trustees, with advice and information from the respective Portfolio Advisor, will determine the liquidity of restricted securities or Rule 144A securities by looking at factors such as trading activity and the availability of reliable price information and, through reports from such Portfolio Advisor, the Board of Trustees will monitor trading activity in restricted securities. If institutional trading in restricted securities or Rule 144A securities were to decline, a Portfolio's illiquidity could be increased and the Portfolio could be adversely affected.

         No Portfolio will invest more than 10% of its total assets in restricted securities (excluding Rule 144A securities).


         Temporary Investments. For temporary defensive purposes during periods when the Portfolio Advisor of a Portfolio believes, in consultation with the Advisor, that pursuing the Portfolio's basic investment strategy may be inconsistent with the best interests of its shareholders, the Portfolio may invest its assets without limit in the following money market instruments: securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit, master notes, time deposits and bankers' acceptances issued by banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper.


         In addition, for the same purposes the Portfolio Advisor of International Equity Portfolio may invest without limit in obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated at least AA by S&P or Aa by Moody's or, if unrated, are determined by the Portfolio Advisor to be of equivalent quality. Each Portfolio also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investments in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis.

         Futures Contracts and Related Options. Each Portfolio may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the concurrence of the Portfolio Advisor that such contracts are necessary or appropriate in the management of the Portfolio's assets. These contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Portfolio intends to purchase.

         No Portfolio will hedge more than 25% of its total assets by selling futures, buying puts, and writing calls under normal conditions. In addition, no Portfolio will buy futures or write puts whose underlying value exceeds 25% of its total assets, and no Portfolio will buy calls with a value exceeding 5% of its total assets.

         A Portfolio will not enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Portfolio's assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into.

         A Portfolio may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying commodities move in an unanticipated manner. In addition, changes in the value of the Portfolio's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to a Portfolio Advisor's ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, a Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or a Portfolio may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

         Options on Foreign Currencies. Each Portfolio that may invest in foreign securities may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Portfolio may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Portfolio's position, it may not forfeit the entire amount of the premium plus related transaction costs. In addition, the Portfolio may purchase call options on currency when the Portfolio Advisor anticipates that the currency will appreciate in value.

         There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time. If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Portfolio pays brokerage commissions or spreads in connection with its options transactions.

         As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. The Portfolio's ability to terminate over-the-counter options ("OTC Options") will be more limited than the exchange-traded options. It is also possible that broker- dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Portfolio will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

         Options on Stock. Each Portfolio which invests in equity securities may write or purchase options on stock. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy the underlying stock at the exercise price at any time during the option period. A covered call option with respect to which a Portfolio owns the underlying stock sold by the Portfolio exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying stock or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock. A covered put option sold by a Portfolio exposes the Portfolio during the term of the option to a decline in price of the underlying stock.

         To close out a position when writing covered options, a Portfolio may make a "closing purchase transaction" which involves purchasing an option on the same stock with the same exercise price and expiration date as the option which it has previously written on the stock. The Portfolio will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio may make a "closing sale transaction" which involves liquidating the Portfolio's position by selling the option previously purchased.

         Options on Securities Indexes. Each Portfolio may purchase and write put and call options on securities indexes listed on domestic and, in the case of those Portfolios which may invest in foreign securities, on foreign exchanges. A securities index fluctuates with changes in the market values of the securities included in the index.

         Options on securities indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a security index gives the holders the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by
(b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

         To the extent permitted by U.S. federal or state securities laws, the International Equity Portfolio may invest in options on foreign stock indexes in lieu of direct investment in foreign securities. The Portfolio may also use foreign stock index options for hedging purposes.

         Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in price of a particular security. Accordingly, successful use by a Portfolio of options on security indexes will be subject to the Portfolio Advisor's ability to predict correctly movement in the direction of that securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.


         Forward Currency Contracts. Each Portfolio that may invest in foreign currency-denominated securities may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions in order to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Portfolio's securities are or may be denominated. Forward currency contracts are agreements to exchange one currency for another _ for example, to exchange a certain amount of U.S. dollars for a certain amount of French francs at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated with a currency trader and fixed for the term of the contract at the time that the Portfolio enters into the contract.


         In hedging specific portfolio positions, a Portfolio may enter into a forward contract with respect to either the currency in which the positions are denominated or another currency deemed appropriate by the Portfolio Advisor. The amount the Portfolio may invest in forward currency contracts is limited to the amount of the Portfolio's aggregate investments in foreign currencies. Risks associated with entering into forward currency contracts include the possibility that the market for forward currency contracts may be limited with respect to certain currencies and, upon a contract's maturity, the inability of a Portfolio to negotiate with the dealer to enter into an offsetting transaction. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance that an active forward currency contract market will always exist. These factors will restrict a Portfolio's ability to hedge against the risk of devaluation of currencies in which a Portfolio holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. See the Statement of Additional Information for further information concerning forward currency contracts.

         Asset Coverage. To assure that a Portfolio's use of futures and related options, as well as when-issued and delayed-delivery transactions, forward currency contracts and swap transactions, are not used to achieve investment leverage, the Portfolio will cover such transactions, as required under applicable SEC interpretations, either by owning the underlying securities or by establishing a segregated account with the Portfolio's custodian containing liquid securities in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.


CERTAIN INVESTMENT RESTRICTIONS


         Each Portfolio has adopted certain investment restrictions that are enumerated in detail in the Statement of Additional Information. The following are summaries of these restrictions; see the Statement of Additional Information for the full text of these restrictions. Among other restrictions, each Portfolio may not, with respect to 75% of its total assets taken at market value, invest more than 5% of its total assets in the securities of any one issuer or acquire more than 10% of the outstanding voting securities of any one issuer, except U.S. Government securities. In addition, each Portfolio may not invest more than 25% of its total assets in securities of issuers in any one industry. Each Portfolio may borrow money as a temporary measure from banks in an aggregate amount not exceeding one-third of the value of the Portfolio's total assets. Reverse repurchase agreements and forward roll transactions involving mortgage related securities will be aggregated with bank borrowings for purposes of this calculation. No Portfolio may purchase securities while borrowings exceed 5% of the value of the Portfolio's total assets. No Portfolio will invest more than 15% of the value of its net assets in securities that are illiquid, including certain government stripped mortgage related securities, repurchase agreements maturing in more than seven days and that cannot be liquidated prior to maturity and securities that are illiquid by virtue of the absence of a readily available market. Securities that have legal or contractual restrictions on resale but have a readily available market, such as certain Rule 144A securities, are deemed not illiquid for this purpose. No Portfolio may invest more than 10% of its assets in restricted securities (excluding Rule 144A securities).


PORTFOLIO TURNOVER


         No Portfolio, other than the Standby Income Fund, will trade in securities for short term profits but, when circumstances warrant, securities may be sold without regard to the length of time held. An annual turnover rate of 100% would occur when all the securities held by the Portfolio are replaced one time during a period of one year. For the last two fiscal years ended December 31, 1996 and 1995, the annual turnover rate of each of the following Portfolios was: Emerging Growth Portfolio -- 117% and 109%; International Equity Portfolio -- 86% and 90%; Growth & Income Portfolio -- 92% and 102%; Balanced Portfolio -- 88% and 121% (equity investments -- 68% and 104%, fixed-income investments -- 91% and 149%); Income Opportunity Portfolio -- 222% and 120%; Bond Portfolio -- 64% and 78% and Standby Income Fund -- 20% and 142%, respectively. It is expected that the annual portfolio turnover rate for the Value Plus Portfolio will be between 50% and 100%. The portfolio turnover rate of the Income Opportunity Portfolio in fiscal 1996 reflects the decision of the Fund's Portfolio Advisor to invest a greater portion of the Fund's assets in high yield, domestic bonds and a corresponding liquidation of a portion of the Fund's position in debt securities of issuers located in emerging markets. A portfolio turnover rate of approximately 100% may be higher than those of other mutual funds. A Portfolio with a higher portfolio turnover rate will have higher brokerage transaction expenses and a higher incidence of realized capital gains or losses. See "Taxation" and "Portfolio Transactions and Brokerage Commissions" in the Statement of Additional Information.


                               PURCHASE OF SHARES

         For purposes of the following discussion under this caption, the term "Trust" shall include the Select Advisors Trust A as it relates to the Standby Income Fund.


GENERAL

         Shares of a Fund may be purchased at the net asset value next determined after an order is transmitted to the Trust's transfer agent, State Street Bank and Trust Company (the "Transfer Agent"), and accepted on behalf of the Distributor. Shares of a Fund may be purchased at the net asset value through a securities broker or bank or other financial institution which has a sales agreement with the Distributor (a "Dealer").

         Purchase orders for shares of a Fund received prior to the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE") (currently 4:00 p.m., New York time) on any day that a Fund's net asset value is calculated are priced according to the net asset value determined on that day. Purchase orders received after the close of regular trading on the NYSE are priced as of the time the net asset value per share is next determined. See "Net Asset Value" below for a description of the times at which a Fund's net asset value per share is determined. The Distributor reserves the right to reject any purchase order.

         Certificates for shares will not be issued. Each shareholder's account will be maintained by a broker or the Transfer Agent. Shares of the Funds may be purchased only in those states where they may be lawfully sold.

INVESTMENT MINIMUMS/MAXIMUMS

         The minimum initial investment is $1,000. However, the initial minimum is reduced to $250 for retirement plan investments and custodial accounts under the Uniform Gifts/Transfers to Minors Act ("UGTMA") and to $50 for purchases through the Automatic Investment Plan and through the Direct Deposit Purchase Plan. The minimum for any subsequent investment is $50. For further information regarding retirement plans, see "Retirement Plans," and for additional information concerning the Automatic Investment Plan, see "Investment Options." The Trust reserves the right to vary the initial and subsequent minimums at any time. The maximum initial "combined" investment with respect to shares of Select Advisors Trust C is restricted to $1 million.

RETIREMENT PLANS

         The Funds' shares are designed for use with certain types of tax qualified retirement plans including defined benefit and defined contribution plans. You may invest in each Fund through various retirement plans including Individual Retirement Accounts ("IRAs"), Savings Incentive Match Plan for Employees ("SIMPLE") IRAs, Simplified Employee Pension Plan ("SEP") IRAs and
Section 403(b) Tax Sheltered Accounts that employ as custodian a bank acceptable to the Distributor. The Distributor will establish Keogh or HR-10 Corporate Pension and Profit Sharing retirement plans in the future to facilitate investment in the Funds. For further information about any of the plans, agreements, applications and annual fees, contact the Distributor or your dealer. To determine which retirement plan is appropriate for you, please contact your tax advisor.

HOW TO PURCHASE SHARES

         You may purchase shares of any Fund directly from the Trust through its Transfer Agent or through your Dealer. Account applications can be obtained from the Transfer Agent or your Dealer.

         All funds received by the Trust are invested in full and fractional shares of the respective Fund(s). The Trust maintains records of each record owner's holdings of Fund shares. Certain dealers maintain records of their customers' accounts. Each shareholder will receive statements of transactions, holdings and dividends. Shares of the Trust may be purchased only in those states where they may lawfully be sold.

         An investment may be made using any of the following methods:

         By Mail. Investors should contact their Dealer for further instructions. Checks are accepted subject to collection at full value. Shares will be issued upon receipt of payment by the Trust of the net asset value of the shares.

         If you wish to purchase Fund shares by mail your check should be in U.S. dollars and made payable to the Touchstone Family of Funds, or State Street Bank and Trust Company. Third party checks which are payable to an existing shareholder of the Touchstone Funds who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Touchstone Family of Funds or State Street Bank and Trust Company will be accepted. When purchases are made by check or automatic investment plan, redemptions will not be allowed until the investment being redeemed has been in the account for 15 business days. Send your check with the completed account application to the address indicated on the application.

         You may make subsequent investments in any Fund by completing the subsequent investment form at the bottom of a recent account statement, making your check payable to the Touchstone Family of Funds, writing your account number and asset allocation model number, if applicable, on the check and mailing it in the envelope provided with your account statement. Subsequent investments may also be made by mailing your check directly to your Dealer's address printed on your account statement. Your Dealer is responsible for forwarding payment promptly to the Transfer Agent.

         Each Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares. The Trust reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment.

         By Wire. Investments may be made directly through the use of wire transfers of federal funds. Share purchases by wire will be effected at the net asset value next determined after acceptance of the order by the Transfer Agent. To purchase shares by wire, you should contact your bank and request it to wire federal funds to the Transfer Agent. In most cases, a bank will either be a member of the Federal Reserve Banking System or have a relationship with a bank that is a member. Banks will normally charge a fee for handling wire transfers. You should contact the Transfer Agent or your Dealer for further instructions.

         For an initial purchase of shares of a Fund by wire, you must first telephone the Transfer Agent at (800) 669-2796 (press 1) between the hours of 8:00 a.m. and 4:00 p.m. (New York time) on a day when the NYSE is open for normal trading to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to the Transfer Agent, State Street Bank and Trust Company, P.O. Box 8518, Boston, Massachusetts 02266-8518, ABA Number 011000028, DDA Number 9905-036-1. Attention: Mutual Funds Division, specifying on the wire the name of the Fund, the account number assigned by the Transfer Agent and your name. If you arrange for receipt by the Transfer Agent of federal funds prior to the close of trading (currently 4:00 p.m., New York time) on the NYSE on a day the NYSE is open for normal trading, you may purchase shares of a Fund as of that day. Your bank may charge a fee for wiring money on your behalf.

         In making a subsequent purchase order by wire, you should wire funds to the Transfer Agent in the manner described above and be sure that the wire specifies the name of the Fund, your name and the account number. However, it is not necessary to call the Transfer Agent to make subsequent purchase orders utilizing federal funds.

PURCHASES THROUGH PROCESSING ORGANIZATIONS

         Shares of the Funds may also be purchased through a "Processing Organization," which is a broker-dealer, bank or other financial institution that purchases shares for its customers. When shares are purchased this way, the Processing Organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent investments in the Funds for shareholders who invest through a Processing Organization generally will be set by the Processing Organization. Processing Organizations may also impose other charges and restrictions in addition to or different from those applicable to investors who remain the shareholder of record of their shares. Thus, an investor contemplating investing with the Funds through a Processing Organization should read materials provided by the Processing Organization in conjunction with this Prospectus.

         Although Processing Organizations will sell and redeem shares at net asset value, they may charge their customers a fee in connection with services offered to customers. Shares held through a Processing Organization may be transferred into the investor's name following procedures established by the investor's Processing Organization and the Funds' Transfer Agent. Certain Processing Organizations may receive compensation from the Funds, the Funds' Transfer Agent, the Advisor or their affiliates.

INVESTMENT OPTIONS

         Automatic Investment Plan. You may make regular monthly or quarterly investments in each Fund through automatic withdrawals of $50 or more from your bank account once an automatic investment plan is established. See the account application for further details about this service or call the Transfer Agent at
(800) 669-2796 (press 1).

         Automatic Reinvestment. Dividends and capital gain distributions are reinvested in additional shares (without becoming subject to the contingent deferred sales charge), unless you indicate otherwise on the account application. You may elect to have dividends or capital gain distributions paid in cash.

         Direct Deposit Purchase Plan. You may automatically invest Social Security checks, private payroll checks, pension payouts or any other pre-authorized government or private recurring payments of $50 or more on a monthly basis.

         Dollar Cost Averaging. With respect to any Funds described in this Prospectus, you may Dollar Cost Average a minimum of $50 per month per Fund automatically from one Fund to any other Fund(s).

         Cross-Reinvestment. You may cross-reinvest dividends and/or capital gain distributions paid by one Fund into shares of another Fund, subject to conditions outlined in the Statement of Additional Information. Cross-reinvestment of dividends and capital gain distributions may also be made from and to the Standby Income Fund. Generally, to use this service the value of your account in the Fund which paid the dividend or capital gain distribution must equal at least $5,000.

EXCHANGE PRIVILEGE

         Shares of a Fund may be exchanged without payment of any exchange fee for shares of another Fund described herein at their respective net asset values. An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. Shareholders exchanging shares of a Fund for shares of another Fund should review the disclosure provided herein relating to the exchanged-for shares carefully prior to making an exchange. The exchange privilege is available to shareholders residing in any state in which Trust shares being acquired may be legally sold.

         For further information regarding the exchange privilege, you should contact the Transfer Agent or your Dealer. The Distributor reserves the right to reject any exchange request and the exchange privilege may be modified or terminated after 60 days' written notice to shareholders.

                              REDEMPTION OF SHARES

REDEMPTIONS IN GENERAL

         Shares of a Fund may be redeemed at no charge (except as described below with respect to redemptions made within one year from the date of purchase) on any day that the Fund calculates its net asset value as described below under "Net Asset Value." Redemption requests received in proper form by a Dealer and transmitted to the Trust's Transfer Agent (who accepts the redemption request on behalf of the Distributor) prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value next determined. A Fund is required to transmit redemption proceeds for credit to the shareholder or to the shareholder's account at a Dealer at no charge within seven days after receipt of a redemption request. Generally, funds remitted to a Dealer will not be invested for the shareholder's benefit without specific instruction and the Dealer will benefit from the use of temporarily uninvested funds.

         A shareholder who pays for Fund shares by personal check will be credited with the proceeds of a redemption of those shares when the purchase check has been collected, which may take up to 15 days. Shareholders who anticipate the need for more immediate access to their investment should purchase shares by federal funds or bank wire or by a certified or cashier's check.

CONTINGENT DEFERRED SALES CHARGE ("CDSC")

         Shares of any Fund may be purchased without an initial sales charge. However, (with the exception of Standby Income Fund) you will bear your proportionate share of payments made pursuant to the Trust's distribution and service plan described hereunder under the caption "Distribution and Service Plan." Such payments will affect the net asset value of shares in each Fund. In addition, with the exception of Standby Income Fund, a CDSC of 1.0% applies to redemptions of shares made within one year after the date of their purchase. No such charge is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of the purchase payments. In determining whether a CDSC is payable, it is assumed that the redemption is made from the earliest purchase payments(s) that remain invested in the Funds. To determine if amounts are available for redemption free of any CDSC, all of your purchase payments (reduced by any amounts previously withdrawn) are aggregated, and the current value of all shares to be redeemed is aggregated. All CDSC's are paid to the Distributor.

         The CDSC is waived for redemptions of shares by: (1) current or retired directors, trustees, partners, officers and employees of a Trust, the Portfolio Trust, the Distributor, the Advisor or any Portfolio Advisor, certain family members of the above persons, and trusts or plans primarily for such persons;
(2) trustees or other fiduciaries purchasing shares for certain retirement plans and (3) participants in certain pension, profit-sharing or employee benefit plans that are sponsored by the Distributor and its affiliates.

         The CDSC is also waived for exchanges of shares (except if shares acquired by exchange are then redeemed within 12 months of the initial purchase); for redemptions in connection with mergers, acquisitions and exchange offers; for distributions from qualified retirement plans and other employee benefit plans; for distributions from custodial accounts under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), or IRAs due to death, disability or attainment of age 591*2; for tax-free returns of excess contributions to IRAs; and for any partial or complete redemptions following the death or disability of a shareholder, provided the redemption is made within one year of death or initial determination of disability.

REDEMPTION PROCEDURES

         You may redeem shares of any Fund by writing to the Transfer Agent. Specify the name of the Fund, the number of shares or dollar amount to be sold and your name and account number. Shares may also be redeemed by contacting your Dealer, who may charge you for this service. Shares held in street name must be redeemed through your Dealer.

         If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be implemented. If the proceeds of the redemption exceed $50,000, are to be paid to a person other than the record owner, are to be sent to an address other than the address on the Transfer Agent's records, or are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock powers must be guaranteed by an "eligible guarantor," which includes a bank or savings and loan association that is federally insured or a member firm of a national securities exchange.

REDEMPTION PAYMENTS BY WIRE

         Redemption proceeds are generally paid to you by check. However, at your request, redemption proceeds of $1,000 or more may be wired by the Transfer Agent to your bank account provided you have completed the appropriate information on the New Account application form. Requests for redemption by wire may also be initiated by completing a Touchstone Wire Transfer Form or by written request. Any written request should include the name, location and ABA or bank routing number (if known) of your designated bank and your account number. Payment will be made within seven days after receipt by the Transfer Agent of the written request, except as indicated below. Such payment may be postponed or the right of redemption suspended at times when the NYSE is closed for other than customary weekends and holidays, when trading on the NYSE is restricted, when an emergency exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or when it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or during any other period when the SEC, by order, so permits. Payment for redemption of recently purchased shares will be delayed until the Transfer Agent has been advised that the purchase check has been honored, up to 15 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by federal funds or bank wire or by a certified or cashier's check.

TELEPHONE REDEMPTIONS

         All shareholders of any Fund have telephone redemption and exchange privileges unless the shareholder has specifically declined these privileges. If you do not wish to have telephone privileges for your account, you must mark the appropriate section of the New Account Application Form. If you have telephone redemption privileges, you may redeem shares of a Fund by telephoning the Transfer Agent at (800) 669-2796 (press 1) or, from outside the United States,
(617) 774-2815, or by sending the Transfer Agent a facsimile at (617) 774-2354 between the hours of 8:00 a.m. and 4:00 p.m. (New York time) on a day when the NYSE is open for normal trading. Redemption requests received by the Transfer Agent before 4:00 p.m. (New York time) on a day when the NYSE is open for normal trading will be processed that day. Otherwise processing will occur on the next business day. You should realize that by electing the telephone redemption option you may be giving up a measure of security that you may have had if you were to redeem your shares in writing. Furthermore, interruptions in telephone service may mean that you will be unable to effect a redemption by telephone when desired. When telephone redemptions are difficult to implement, you should mail or send by overnight delivery a written redemption request to the Transfer Agent. The Trust reserves the right to refuse any request made by telephone and to modify or terminate this privilege at any time on 60 days' notice to shareholders. A telephone redemption request may be refused for such reasons as the Trust's belief that the person requesting the telephone redemption is neither the record owner of the shares nor otherwise authorized by the shareholder to make the request. Shareholders will be promptly notified of any refused request for a telephone redemption.

         The Trust will not be liable for following instructions received by telephone that it reasonably believes to be genuine. The Trust has established certain procedures, some of which are described below, to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures that the Trust may follow include requiring a form of personal identification before acting upon telephone instructions, making redemption checks requested by telephone payable only to the owner(s) of the account shown on the Trust's records, mailing such redemption checks only to the account address shown on the Trust's records, directing wire redemptions requested by telephone only to the bank account shown on the Trust's records, and providing written confirmation of any transaction requested by telephone. The Trust will normally tape record any instructions received by telephone.

SYSTEMATIC WITHDRAWAL PLAN

         You may elect to receive or send to a third party monthly, quarterly or annual withdrawals of $50 or more if your account value is at least $5,000. There is no special fee for this service and no minimum value is required for retirement plans.

REINSTATEMENT PRIVILEGE

         You may reinvest proceeds from a redemption of Fund shares or a dividend or capital gain distribution with respect to Fund shares without a CDSC, in any of the Funds. Send a written request and a check to the Transfer Agent within 90 days after the date of the redemption, dividend or distribution. Reinvestment will be at the next calculated net asset value after receipt. The tax status of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege, but a loss may be nullified if you reinvest in the same Fund within 30 days.

INVOLUNTARY REDEMPTIONS

         Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem an account (excluding retirement accounts and custodian accounts under UGTMA) having a current value of $1,000 or less as a result of redemptions, (but not as a result of a fluctuation in a Fund's net asset value), but only after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Proceeds of an involuntary redemption will be sent to the shareholder of record unless the Distributor is instructed to the contrary by the shareholder. Shareholders should be aware that involuntary redemptions may result in the liquidation of Fund holdings at a time when the value of those holdings is lower than the shareholder's cost of the investment or may result in the realization of taxable capital gains.

                                 NET ASSET VALUE

         Each Fund's net asset value per share is calculated on each day, Monday through Friday, except on days on which the NYSE is closed. Net asset value per share is determined as of the close of regular trading on the NYSE (currently 4:00 p.m. New York time) and is computed by dividing the value of a Fund's net assets by the total number of its shares outstanding. Since each Fund (except the Standby Income Fund) will invest all of its Assets in a corresponding Portfolio, the value of each such Fund's assets will be equal to the value of its beneficial interest in the corresponding Portfolio. The net asset value of each Portfolio is determined as of the close of regular trading on the NYSE on each day on which the NYSE is open for trading, by deducting the amount of the Portfolio's liabilities from the value of its assets. At the close of each such business day, the value of each Fund's beneficial interest in the corresponding Portfolio will be determined by multiplying the net asset value of that Portfolio by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in that Portfolio.

         Generally, a Portfolio's (or the Standby Income Fund's) investments are valued at market value or, in the absence of a market value, at fair value as determined by or under the direction of the respective Board of Trustees.

         Securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of the securities on their respective exchanges, except that, when an occurrence subsequent to the time a value was so established is likely to have changed that value, the fair market value of those securities will be determined by consideration of other factors by or under the direction of the respective Board of Trustees. A security that is primarily traded on a domestic or foreign stock exchange is valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price. All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost (which involves valuing an investment at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the investment) which the respective Board of Trustees has determined represents fair value. An option that is written by a Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by a Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is equal to the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A settlement price may not be used if the market rises or falls to the maximum allowed amount with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the respective Board of Trustees.

         All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer. If the bid and offered quotations are not available, the rate of exchange will be determined in good faith by the respective Board of Trustees. In carrying out the valuation policies of the Boards of Trustees, independent pricing services may be consulted. Further information regarding the Portfolio Trust's valuation policies is contained in the Statement of Additional Information.

                 MANAGEMENT OF THE TRUST AND THE PORTFOLIO TRUST

         Throughout the remainder of this Prospectus, the term "Trust" shall include the Select Advisors Trust A.

BOARD OF TRUSTEES

         Overall responsibility for management and supervision of the Trust and the Portfolio Trust rests with their respective Board of Trustees. The Trustees approve all significant agreements between either the Trust or the Portfolio Trust, as the case may be, and the persons and companies that furnish services to the Trust or the Portfolio Trust.

         A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are trustees of the Trust and of the Portfolio Trust, up to and including creating a separate board of trustees. See "Management of the Trust and the Portfolio Trust" in the Statement of Additional Information for more information about the Trustees and officers of the Trust and the Portfolio Trust.

SPONSOR


         Touchstone Advisors, as Sponsor to the Trust pursuant to Sponsor Agreements provides oversight of the various service providers to the Trust, including the Trust's Administrator, custodian and Transfer Agent. As Sponsor to the Trust, Touchstone Advisors reserves the right to receive a sponsor fee from each Fund equal on an annual basis to 0.20% of the average daily net assets of that Fund. The Sponsor Agreement may be terminated by the Sponsor at the end of any calendar quarter after December 31, 1997 or by the Trust on not less than 30 days' prior written notice. The Sponsor has advised the Trust that it will waive all fees under the Sponsor Agreement through April 30, 1998.


ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT


         Investors Bank & Trust Company ("Investors Bank"), 200 Clarendon Street, Boston, Massachusetts 02116, serves as administrator and fund accounting agent for the Trust and the Portfolio Trust, as custodian for the Portfolio Trust and the Standby Income Fund, and as transfer agent and dividend paying agent for the Portfolio Trust. Investors Bank was organized in 1969 as a Massachusetts-chartered trust company and is a wholly-owned subsidiary of Investors Financial Services Corp., a publicly-held corporation and holding company registered under the Bank Holding Company Act of 1956.


         As administrator and fund accounting agent, Investors Bank provides, on behalf of the Trust and the Portfolio Trust, accounting, clerical and bookkeeping services; the daily calculation of net asset values; state securities registration services (for the Trust only); corporate secretarial services; assistance in the preparation of management reports; preparation and filing of tax returns, registration statements, and reports to shareholders and to the SEC. Investors Bank also provides personnel to serve as certain officers of the Trust or the Portfolio Trust.

         As custodian, Investors Bank holds cash, securities and other assets of the Portfolio Trust and the Standby Income Fund as required by the 1940 Act. As transfer agent, Investors Bank is responsible for maintaining records of shareholder interests for each Portfolio of the Portfolio Trust.

         Each Portfolio and the Standby Income Fund shall pay fees to Investors Bank, which are computed and paid monthly. Such fees equal, in the aggregate, 0.12% on an annual basis of the average daily net assets of all the Portfolios and Funds for which Investors Bank acts as fund accounting agent and administrator up to $1 billion in assets and 0.08% on an annual basis of average daily net assets which exceed $1 billion, subject to certain annual minimum fees. As compensation for its services as custodian to the Portfolio Trust and the Standby Income Fund, Investors Bank receives fees, computed and paid monthly, in the aggregate, of 0.03% on an annual basis of the average daily net assets of all the Portfolios and Funds for which Investors Bank acts as custodian up to $500 million and 0.02% on an annual basis of such average daily net assets for the next $500 million and 0.01% on an annual basis of such average daily net assets which exceed $1 billion.

         State Street Bank and Trust Company serves as the Trust's Transfer Agent and dividend paying agent and may be reached at P.O. Box 8518, Boston, Massachusetts 02266-8518.

DISTRIBUTION AND SERVICE PLAN

         The Distributor acts as principal underwriter of the shares of each Fund pursuant to a distribution agreement with the respective Trust. The Board of Trustees of the Trust has adopted a distribution and service plan (the "Distribution Plan") with respect to each Fund (other than the Standby Income
Fund) in accordance with Rule 12b-1 under the 1940 Act. The Board of Trustees adopted the Distribution Plan after determining that there is a reasonable likelihood that the Distribution Plan will benefit each Fund (other than the Standby Income Fund) and its shareholders.

         Each Fund (other than the Standby Income Fund) will pay a distribution fee to the Distributor at an annual rate of up to 0.75% of the Fund's average daily net assets. Distribution fees are accrued daily and are charged as expenses of each Fund as accrued. The distribution fee is designed to enable an investor to purchase shares of a Fund through broker-dealers without the assessment of a front-end sales load and at the same time to permit the Distributor to compensate broker-dealers in connection with the sale of Fund shares.

         In addition to the distribution fee each Fund (other than the Standby Income Fund) will pay a service fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of each Fund. This fee reimburses the Distributor for its payments to broker-dealers or other persons to compensate them for providing personal services and maintaining shareholder accounts. Shareholder service fees are accrued daily and paid quarterly.

         The Distributor may also use the distribution fees received from each Fund to otherwise promote the sale of shares of the Funds such as by paying for the preparation, printing and distribution of prospectuses for other than current shareholders and sales literature or other promotional activities.

         No Fund is obligated under the Distribution Plan to pay any distribution or shareholder service expense in excess of the fees described above. Expenses incurred by the Distributor in one fiscal year in excess of the fees received from a Fund in that fiscal year do not give rise to any obligation on the part of a Fund to the Distributor with respect to any future fiscal year. Thus, if the Distribution Plan were terminated or not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor. Under arrangements with dealers and others, the Distributor will pay compensation upon the sale of Fund shares. To finance such payments, the Distributor may utilize funds obtained from the Advisor which, in turn, may borrow funds from affiliated or unaffiliated parties. Such borrowings may be repaid or secured by an assignment of fees payable pursuant to the Distribution Plan.

ALLOCATION OF EXPENSES OF THE FUNDS AND THE PORTFOLIOS

         Each Fund and Portfolio bears its own expenses, which generally include all costs not specifically borne by the Advisor, the Portfolio Advisors and the Administrator. Included among a Fund's or a Portfolio's expenses are: costs incurred in connection with its organization; investment management and administration fees; sponsor fees; fees for necessary professional and brokerage services; fees for any pricing service; the costs of regulatory compliance; and costs associated with maintaining the Trust's or the Portfolio Trust's legal existence and shareholder relations. The Sponsor of the Trust has agreed to waive or reimburse certain fees and expenses of each Fund or each Portfolio, as the case may be, such that after such waivers and reimbursements, the aggregate Operating Expenses of each Fund and the corresponding Portfolio do not exceed that Fund's Expense Cap. A Fund's Expense Cap may be terminated with respect to a Fund upon 30 days' prior written notice by the Sponsor at the end of any calendar quarter after December 31, 1997.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         For purposes of the following discussion under this caption, the term "Portfolio" shall include the Standby Income Fund.

DIVIDENDS AND DISTRIBUTIONS


         Net investment income (i.e., income other than long- and short-term capital gains) and net realized long- and short-term capital gains will be determined separately for each Fund. Dividends derived from net investment income and distributions of net realized long- and short-term capital gains paid by a Fund to a shareholder will be automatically reinvested (at current net asset value) in additional shares of that Fund (which will be deposited in the shareholder's account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash or to invest them in another Fund. See "Investment Options -- Cross-Reinvestment" herein. Dividends attributable to the net investment income of the Standby Income Fund will be declared daily and paid monthly. Shareholders of that Fund receive dividends from the day following the purchase up to and including the date of redemption. Dividends attributable to the net investment income of the Growth & Income Fund, the Income Opportunity Fund and the Bond Fund are declared and paid monthly. Dividends attributable to the net investment income of the Value Plus Fund and the Balanced Fund, are declared and paid quarterly. Dividends attributable to the net investment income of the Emerging Growth Fund and International Equity Fund are declared and paid annually. Distributions of any net realized long-term and short-term capital gains earned by a Fund will be made annually.


TAXES

         Because each Fund is treated as a separate entity for federal income tax purposes, the amounts of net income and net realized capital gains subject to tax will be determined separately for each Fund (rather than on a Trust-wide basis).


         Each Fund separately intends to qualify each year as a regulated investment company for federal income tax purposes.



         A regulated investment company will not be subject to federal income tax on its net income and its capital gains that it distributes to shareholders, so long as it meets certain overall distribution requirements and other conditions under the Code. Each Fund intends to satisfy these overall distribution requirements and any other required conditions. In addition, each Fund is subject to a 4% nondeductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gains. The Trust intends to have each Fund pay additional dividends and make additional distributions as are necessary in order to avoid application of the excise tax, if such payments and distributions are determined to be in the best interest of the Fund's shareholders. Dividends both declared by a Fund and payable to shareholders of record on a date in October, November or December of a year are considered for tax purposes received by the shareholder and paid by the fund in the year declared, even if the actual payment date is in January of the following year.

         Dividends declared by a Fund of net income and distributions of a Fund's net realized short-term capital gains (including short-term gains from Portfolio investments in tax exempt obligations) will be taxable to shareholders as ordinary income for federal income tax purposes, regardless of how long shareholders have held their Fund shares and whether the dividends or distributions are received in cash or reinvested in additional shares. Distributions by a Fund of net realized long-term capital gains (including long-term gains from Portfolio investments in tax exempt obligations) will be taxable to shareholders as long-term capital gains for federal income tax purposes, regardless of how long a shareholder has held his Fund shares and whether the distributions are received in cash or reinvested in additional shares.


         A portion of the dividends paid by the Funds will not qualify for the dividend received deduction for corporations. As a general rule, dividends paid by a Fund, to the extent derived from dividends attributable to certain types of stock issued by U.S. corporations, will qualify for the dividend received deduction for corporations.


         Some states, if certain asset and diversification requirements are satisfied, permit shareholders to treat their portions of a Fund's dividends that are attributable to interest on U.S. Treasury securities and certain U.S. Government securities as income that is exempt from state and local income taxes. Dividends attributable to repurchase agreement earnings are, as a general rule, subject to state and local taxation.

         Net income or capital gains earned by any Fund investing in foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Portfolios to a reduced rate of tax or exemption from tax on this related income and gains. It is impossible to determine the effective rate of foreign tax in advance since the amount of these Portfolios' assets to be invested within various countries is not known. Furthermore, if a Fund qualifies as a regulated investment company, if certain distribution requirements are satisfied, and if more than 50% of the value of the corresponding Portfolio's assets at the close of the taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the corresponding Portfolio that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. The Trust anticipates that the International Equity Fund will qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund were to make an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct such portions from their U.S. taxable income, if any. Shortly after any year for which it makes an election, a Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

         Statements as to the tax status of each shareholder's dividends and distributions are mailed annually. Shareholders will also receive, if appropriate, various written notices after the close of the Funds' taxable year with respect to certain foreign taxes paid by the Funds and certain dividends and distributions that were, or were deemed to be, received by shareholders from the Funds during the Funds' prior taxable year. Shareholders should consult with their own tax advisors with specific reference to their own tax situations.

                             PERFORMANCE INFORMATION

YIELD

         For the Income Opportunity Fund, Bond Fund, Standby Income Fund and the Balanced Fund, from time to time, the Trust may advertise the 30-day "yield". The yield of a Fund refers to the income generated by an investment in the Fund over the 30-day period identified in the advertisement and is computed by dividing the net investment income per share earned by the Fund during the period by the net asset value per share on the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

TOTAL RETURN

         From time to time, the Trust may advertise a Fund's "average annual total return" over various periods of time. This total return figure shows the average percentage change in value of an investment in the Fund from the beginning date of the measuring period to the ending date of the measuring period. The figure reflects changes in the price of the Fund's shares and assumes that any income, dividends and/or capital gains distributions made by the Fund during the period are reinvested in shares of the Fund. Figures will be given for recent one-, five- and ten-year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations or on a year-by-year basis). When considering average total return figures for periods longer than one year, shareholders should note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. A Fund also may use aggregate total return figures for various periods, representing the cumulative change in value of an investment in the Fund for the specific period (again reflecting changes in the Fund's share price, and assuming reinvestment of dividends and distributions). Aggregate total returns may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions). A Fund may also quote non-standardized total return figures, such as non-annualized figures or figures that do not reflect the maximum sales charge (provided that these figures are accompanied by standardized total return figures calculated as described above).

GENERAL

         It is important to note that yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes in more detail the method used to determine a Fund's yield and total return.

RATING INDEXES

         In reports or other communications to shareholders or in advertising material, a Fund may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities, such as the S&P 500, the Dow Jones Industrial Average or the Frank Russell indexes. The performance information also may include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

         The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share). The Trust currently consists of six series of shares. The shares of each series participate equally in the earnings, dividends and assets of the particular series. The Trust may create and issue additional series of shares. The Trust's Declaration of Trust permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in a series. Each share represents an equal proportionate interest in a series with each other share. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held.

         The Trust is not required to hold annual meetings of shareholders but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances the right to communicate with other shareholders for the purpose of removing one or more Trustees. Upon liquidation of a Fund, shareholders of that Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

         The Trust was organized on November 9, 1994, as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

         The Portfolio Trust was organized as a trust under the laws of the State of New York pursuant to a Declaration of Trust dated February 7, 1994, at which time the Portfolios were established and designated as separate series of the Portfolio Trust. The Portfolio Trust's Declaration of Trust provides that the Funds and other entities investing in a Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the corresponding Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Trust nor its shareholders will be adversely affected by reason of the Funds' investing in the Portfolios.

         Each investor in a Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each day the Portfolio determines its net asset value. At the close of each such business day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of business on the following business day.

         When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and a proportionate fractional vote for each fractional share held. A separate vote of each Fund is required on any matter affecting a Fund on which shareholders are entitled to vote. Shareholders of a Fund are not entitled to vote on Trust matters that do not affect the Fund and do not require a separate vote of the Fund. There normally will be no meeting of shareholders for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trust's Trustees holding office have been elected by shareholders, at which time the Trust's Trustees then in office will call a shareholder's meeting for the election of trustees. Any Trustee of the Trust may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. The Trust will also assist shareholders in communicating with one another as provided for in the 1940 Act.

         Each Fund will be involved only in votes that affect the corresponding Portfolio. Shareholders of all of the Funds will, however, vote together to elect Trustees of the Portfolio Trust and for certain other matters. Under certain circumstances the shareholders of one or more series could control the outcome of these votes. The series of the Portfolio Trust will vote separately or together in the same manner as the series of the Trust. Under certain circumstances, the investors in one or more series of the Portfolio Trust could control the outcome of these votes.

         The Trust sends to each shareholder a semi-annual report and an audited annual report, each of which includes a list of the investment securities held by the Portfolios.

                                    APPENDIX
                        BOND AND COMMERCIAL PAPER RATINGS

         Set forth below are descriptions of the ratings of Moody's and S&P, which represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

Moody's Bond Ratings


         Aaa. Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


         Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B. Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Unrated. Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

         1.   An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

         3. There is a lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1, Ba-1 and B-1.


S&P's Bond Ratings


         AAA. Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

         A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

         BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

         BB, B, CCC, CC, and C. Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.

         C1. The rating C1 is reserved for income bonds on which no interest is being paid.

         D. Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         Plus (+) or Minus (-). The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

S&P's Commercial Paper Ratings

         A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

Moody's Commercial Paper Ratings

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.


         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                                TABLE OF CONTENTS

SUMMARY..........................................
SUMMARY OF EXPENSES..............................
FINANCIAL HIGHLIGHTS.............................
INVESTMENT OBJECTIVES, POLICIES AND RISKS........
RISK FACTORS AND CERTAIN INVESTMENT TECHNIQUES...
ADVISOR AND PORTFOLIO ADVISORS...................
ADDITIONAL RISKS AND INVESTMENT TECHNIQUES.......
PURCHASE OF SHARES...............................
REDEMPTION OF SHARES.............................
NET ASSET VALUE..................................
MANAGEMENT OF THE TRUST..........................
PURCHASE OF SHARES...............................
REDEMPTION OF SHARES.............................
NET ASSET VALUE..................................
MANAGEMENT OF THE TRUST AND THE PORTFOLIO TRUST..
DIVIDENDS, DISTRIBUTIONS AND TAXES...............
PERFORMANCE INFORMATION..........................
ADDITIONAL INFORMATION...........................
APPENDIX.........................................


                                   DISTRIBUTOR
                           Touchstone Securities, Inc.
                                 311 Pike Street
                             Cincinnati, Ohio 45202

                      INVESTMENT ADVISOR OF EACH PORTFOLIO
                            Touchstone Advisors, Inc.
                                 311 Pike Street
                             Cincinnati, Ohio 45202

                                 TRANSFER AGENT
                       State Street Bank and Trust Company
                                  P.O. Box 8518
                        Boston, Massachusetts 02266-8518

               ADMINISTRATOR, CUSTODIAN AND FUND ACCOUNTING AGENT
                         Investors Bank & Trust Company
                              200 Clarendon Street
                           Boston, Massachusetts 02116

                             INDEPENDENT ACCOUNTANTS
                            Coopers & Lybrand L.L.P.
                             One Post Office Square
                           Boston, Massachusetts 02109

                                  LEGAL COUNSEL
                               Frost & Jacobs LLP
                                 2500 PNC Center
                              201 East Fifth Street
                             Cincinnati, Ohio 45202


No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, the Trust's Statement of Additional Information or the Trust's official sales literature in connection with the offering of shares, and if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Advisor or the Distributor. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.


                                 Form 7038-9801


-------------------


                               T O U C H S T O N E
                           Touchstone Family of Funds


                         - Touchstone Value Plus Fund C

                      - Touchstone Emerging Growth Fund C

                   - Touchstone International Equity Fund C

                       - Touchstone Growth & Income Fund C

                         - Touchstone Balanced Fund C

                     - Touchstone Income Opportunity Fund C

                            - Touchstone Bond Fund C

                        - Touchstone Standby Income Fund


                                  PROSPECTUS &
                                   APPLICATION
                                 January 1, 1998

IFS0023G                                                            STATEMENT OF
FORM 7051-9801                                            ADDITIONAL INFORMATION
                                                                 JANUARY 1, 1998


THE TOUCHSTONE FUNDS

*Touchstone Value Plus Fund C

*Touchstone Emerging Growth Fund C
*Touchstone International Equity Fund C
*Touchstone Growth & Income Fund C
*Touchstone Balanced Fund C
*Touchstone Income Opportunity Fund C
*Touchstone Bond Fund C
*Touchstone Standby Income Fund


         The Select Advisors Trust C (the "Trust") is comprised of seven funds:
Touchstone Value Plus Fund C (the "Value Plus Fund"), Touchstone Emerging Growth Fund C (the "Emerging Growth Fund"), Touchstone International Equity Fund C (the "International Equity Fund"), Touchstone Growth & Income Fund C (the "Growth & Income Fund"), Touchstone Balanced Fund C (the "Balanced Fund"), Touchstone Income Opportunity Fund C (the "Income Opportunity Fund") and Touchstone Bond Fund C (the "Bond Fund")(each, a "Fund" and collectively, the "Funds"). Each of the Funds is a series of Select Advisors Trust C. Touchstone Standby Income Fund (the "Standby Income Fund") is a series of Select Advisors Trust A. For convenience, throughout the remainder of this Statement of Additional Information, the terms "Trust" and "Fund(s)" shall include, where applicable, the Select Advisors Trust A or Standby Income Fund. The Trust is an open-end management investment company formed as a Massachusetts business trust.



         As described in the prospectus of the Trust (the "Prospectus"), the Trust seeks to achieve the investment objectives of each Fund (other than Standby Income Fund) by investing all the investable assets ("Assets") of that Fund in a diversified open-end management investment company having the same investment objectives as that Fund. These investment companies are, respectively, Emerging Growth Portfolio, International Equity Portfolio, Growth & Income Portfolio, Balanced Portfolio, Income Opportunity Portfolio and Bond Portfolio (each, a "Portfolio" and collectively, the "Portfolios"). For convenience, throughout the remainder of this Statement of Additional Information, the term "Portfolio(s)" shall include, where applicable, the Standby Income Fund. Each Portfolio is a series of Select Advisors Portfolios (the "Portfolio Trust").


         Since (except in the case of Standby Income Fund) the investment characteristics of the Funds will correspond directly to those of the respective Portfolio in which the Fund invests all of its Assets, the following is a discussion of the various investments of and techniques employed by the Portfolios.


         Shares of the Funds are sold by Touchstone Securities, Inc. ("Touchstone Securities" or the "Distributor"), the Trust's distributor. Touchstone Advisors, Inc. ("Touchstone" or the "Advisor") is the investment advisor of each Portfolio and Standby Income Fund and the specific investments of each Portfolio are managed on a day-to-day basis by their respective investment advisors (collectively, the "Portfolio Advisors"). Investors Bank & Trust Company ("Investors Bank" or the "Administrator") serves as custodian, administrator and fund accounting agent to each Fund and Portfolio.



         The Prospectus, dated January 1, 1998, provides the basic information investors should know before investing and may be obtained upon request and without charge by calling the Trust at the telephone number listed below. This Statement of Additional Information, which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Trust and the Portfolio Trust and should be read in conjunction with the Prospectus. This Statement of Additional Information is not an offer of any Fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings accorded to them in the Prospectus.

                            TOUCHSTONE ADVISORS, INC.
                      INVESTMENT ADVISOR OF EACH PORTFOLIO

                           TOUCHSTONE SECURITIES, INC.
                                   DISTRIBUTOR


311 Pike Street            Cincinnati, Ohio         (800) 669-2796

                                TABLE OF CONTENTS

                                                                             PAGE
                                                                             ----
INVESTMENT OBJECTIVES, POLICIES, RESTRICTIONS AND RISKS......................

PERFORMANCE INFORMATION......................................................

VALUATION OF SECURITIES; REDEMPTION IN KIND..................................

MANAGEMENT OF THE TRUST AND THE PORTFOLIO TRUST..............................

ORGANIZATION OF THE TRUST AND THE PORTFOLIO TRUST............................

TAXATION.....................................................................

FINANCIAL STATEMENTS.........................................................

             INVESTMENT OBJECTIVES, POLICIES, RESTRICTIONS AND RISKS

                              INVESTMENT OBJECTIVES

         The investment objective(s) of each Fund is described in the Prospectus. There can be no assurance that any Fund will achieve its investment objective(s).

             INVESTMENT POLICIES, PRACTICES, RESTRICTIONS AND RISKS

         Since the investment characteristics of each Fund (other than Standby Income Fund) will correspond directly to those of the corresponding Portfolio, the following is a discussion of the various investments of and techniques employed by each Portfolio.

         The following provides additional information about the investment policies employed by one or more Portfolios. Please refer to the Prospectus for information as to which investment techniques are employed by which Portfolios.

         CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         For a description of commercial paper ratings, see the Prospectus.


         LOWER-RATED DEBT SECURITIES. While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980's brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels.


         The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees of the Portfolio Trust, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.

         In considering investments for the Portfolio, the Portfolio Advisor will attempt to identify those issuers of high yielding debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Portfolio Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

         A Portfolio may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Portfolio.


         ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as "private placements" or "restricted securities" and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted securities or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


         In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

         The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act on resales of certain securities to qualified institutional buyers. The Advisor and each Portfolio Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         Each Portfolio Advisor will monitor the liquidity of Rule 144A securities in the respective Portfolio's portfolio under the supervision of the Portfolio Trust's Board of Trustees. In reaching liquidity decisions, each Portfolio Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         FOREIGN SECURITIES: SPECIAL CONSIDERATIONS CONCERNING EASTERN EUROPE. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Portfolios' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the Commonwealth of Independent States.


         So long as the Communist Party continues to exercise a significant or, in some cases, dominant role in Eastern European countries, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Portfolio could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to the interests of a Fund's shareholders.


         LENDING OF PORTFOLIO SECURITIES. By lending its securities, a Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Each Portfolio will adhere to the following conditions whenever its securities are loaned: (i) the Portfolio must receive at least 100 percent cash collateral or equivalent securities from the borrower;
(ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral;
(iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities.

               FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         GENERAL. The successful use of such instruments draws upon the Portfolio Advisor's skill and experience with respect to such instruments and usually depends on the Portfolio Advisor's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         FUTURES CONTRACTS. A Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indexes including any index of U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Portfolio may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

         At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it purchases or sells futures contracts.

         The purpose of the acquisition or sale of a futures contract, in the case of a Portfolio which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market.

         When a Portfolio enters into a futures contract for any purpose, the Portfolio will establish a segregated account with the Portfolio's custodian to collateralize or "cover" the Portfolio's obligation consisting of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Portfolio Advisor may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although each applicable Portfolio Advisor believes that use of such contracts will benefit the respective Portfolio, if the Portfolio Advisor's investment judgment about the general direction of interest rates is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

         OPTIONS ON FUTURES CONTRACTS. Each Portfolio may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

         The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

         The Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio would exceed 5% of the market value of the total assets of the Portfolio.

         OPTIONS ON FOREIGN CURRENCIES. Options on foreign currencies are used for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, are utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         Options on foreign currencies may be written for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         Certain Portfolios intend to write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and liquid securities in a segregated account with its custodian.

         Certain Portfolios also intend to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

         ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


         As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Portfolio's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Portfolio will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.


         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

         OPTIONS ON SECURITIES. The respective Portfolios may write (sell), to a limited extent, only covered call and put options ("covered options") in an attempt to increase income. However, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

         When a Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

         When a Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

         A Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

         When a Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written.

         When a Portfolio writes a call option, it will "cover" its obligation by segregating the underlying security on the books of the Portfolio's custodian or by placing liquid securities in a segregated account at the Portfolio's custodian. When a Portfolio writes a put option, it will "cover" its obligation by placing liquid securities in a segregated account at the Portfolio's custodian.

         A Portfolio may purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

         A Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's portfolio securities. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

         Each Portfolio has adopted certain other nonfundamental policies concerning option transactions which are discussed below. The Portfolio's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

         A Portfolio may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Portfolio Advisor will monitor the creditworthiness of dealers with whom a Portfolio enters into such options transactions under the general supervision of the Board of Trustees.

         OPTIONS ON SECURITIES INDEXES. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities" or, to the extent allowed by law, as a substitute for investment in individual securities.

         Options on securities indexes entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indexes is more likely to occur, although the Portfolio generally will only purchase or write such an option if the Portfolio Advisor believes the option can be closed out.

         Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Advisor and the respective Portfolio Advisor each believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

         Price movements in a Portfolio's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Portfolio Advisor may be forced to liquidate portfolio securities to meet settlement obligations.

         When a Portfolio writes a put or call option on a securities index it will cover the position by placing liquid securities in a segregated asset account with the Portfolio's custodian.

         FORWARD CURRENCY CONTRACTS. Because, when investing in foreign securities, a Portfolio buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, such Portfolios from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.

         A forward currency contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract generally has no deposit requirement and is traded at a net price without commission. Each Portfolio maintains with its custodian a segregated account of liquid securities in an amount at least equal to its obligations under each forward currency contract. Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         A Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into a Portfolio Advisor's long-term investment decisions, a Portfolio will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Portfolio Advisors believe that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in a Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

         While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event the Portfolio's ability to utilize forward currency contracts in the manner set forth in the Prospectus may be restricted. Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of forward currency contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject a Portfolio to certain risks.

         The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into forward currency contracts at attractive prices and this will limit the Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

                                 RATING SERVICES


         The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Portfolio Advisors also make their own evaluation of these securities, subject to review by the Board of Trustees of the Portfolio Trust. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require a Portfolio to eliminate the obligation from its portfolio, but a Portfolio Advisor will consider such an event in its determination of whether a Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Funds' Prospectuses is set forth in the Appendix to the Prospectus.

                            INVESTMENT RESTRICTIONS

         The following investment restrictions are "fundamental policies" of each Fund and each Portfolio and may not be changed with respect to the Fund or the Portfolio without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Statement of Additional Information and the Prospectus, means, with respect to the Fund (Portfolio), the lesser of (i) 67% or more of the outstanding voting securities of the Fund (Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund (Portfolio) are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (Portfolio).

         As a matter of fundamental policy, no Portfolio (Fund) may (except that no investment restriction of a Fund shall prevent a Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):

         (1) borrow money or mortgage or hypothecate assets of the Portfolio
(Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (Fund's) net assets, it may borrow money (including through reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques entered into for the purpose of leverage), and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "Additional Restrictions" below;

         (2) underwrite securities issued by other persons except insofar as the Portfolios (Trust or the Funds) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

         (3) make loans to other persons except: (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Fund's) total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;


         (4)(a)(all Portfolios (Funds) except the Growth & Income Portfolio (Growth & Income Fund)) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio (Trust) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities);



         (4)(b)(Growth & Income Portfolio (Growth & Income Fund) only)

            (i) purchase or sell real estate (except that (a) the Portfolio may invest in (i) securities of entities that invest or deal in real estate, mortgages, or interests therein and (ii) securities secured by real estate or interests therein and (b) the Portfolio may hold and sell real estate acquired as a result of the Portfolio's ownership of securities;



            (ii) purchase or sell interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and options contracts) in the ordinary course of business.


         (5) concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of a Portfolio's (Fund's) investment objective(s), up to 25% of its total assets may be invested in any one industry;

         (6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and

         (7) with respect to 75% of its total assets taken at market value, invest in assets other than cash and cash items (including receivables), U.S. Government securities, securities of other investment companies and other securities for purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio (Fund) and to not more than 10% of the outstanding voting securities of such issuer.

         ADDITIONAL RESTRICTIONS. Each Portfolio (or Trust, on behalf of each
Fund) will not, as a matter of "operating policy" (changeable by the respective Board of Trustees without a shareholder vote) (except that no operating policy shall prevent a Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):


(i) borrow money (including through reverse repurchase agreements or forward roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio(Fund) may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Portfolio (Fund) may purchase any security while outstanding borrowings exceed 5%;



(ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;



(iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;



(iv) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;


(v)      invest for the purpose of exercising control or management;


(vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (Fund) if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund); provided further that, except in the case of a merger or consolidation, the Portfolio (Fund) shall not purchase any securities of any open-end investment company unless the Portfolio
         (Fund) (1) waives the investment advisory fee, with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;



(vii) invest more than 15% of the Portfolio's (Fund's) net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (defined as a security that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Portfolio (Fund) has valued the security) not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which is not traded flat or in default as to interest or principal and either
         (i) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Portfolio's (Fund's) Board of Trustees have determined the commercial paper to be liquid; or (ii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Portfolio's (Fund's) Board of Trustees have determined that the commercial paper is equivalent quality and is liquid;



(viii) invest more than 5% of the Portfolio's (Fund's) total assets in securities issued by issuers which (including the period of operation of any predecessor or unconditional guarantor of such issuer) have been in operation less than three years;



(ix) invest more than 10% of the Portfolio's (Fund's) total assets in securities that are restricted from being sold to the public without registration under the 1933 Act (other than Rule 144A Securities deemed liquid by the Portfolio's (Fund's) Board of Trustees);



(x) purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio (Fund) to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;



(xi) purchase or retain in the Portfolio's (Fund's) portfolio any securities issued by an issuer any of whose officers,directors, trustees or security holders is an officer or Trustee of the Portfolio (Trust), or is an officer or partner of the Advisor, if after the purchase of the securities of such issuer for the Portfolio (Fund) one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;



(xii) invest more than 5% of the Portfolio's (Fund's) net assets in warrants (valued at the lower of cost or market) (other than warrants acquired by the Portfolio (Fund) as part of a unit or attached to securities at the time of purchase), but not more than 2% of the Portfolio's (Fund's) net assets may be invested in warrants not listed on the New York Stock Exchange Inc. ("NYSE") or the American Stock Exchange;



(xiii) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's (Fund's) net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolios (Funds) have no current intention to engage in short selling);



(xiv) purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of the Portfolio's aggregate investment in such classes of securities will exceed 5% of its total assets;



(xv) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Portfolio's net assets; (c) the securities subject to the exercise of the call written by the Portfolio must be owned by the Portfolio at the time the call is sold and must continue to be owned by the Portfolio until the call has been exercised, has lapsed, or the Portfolio has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Portfolio will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio has purchased a closing put, which is a put of the same series as the one previously written); and



(xvi) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and:
         (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's total assets.


                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

         The Portfolio Advisors are responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for each Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, the Advisor, the Portfolio Advisors or their subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of a Portfolio are frequently placed by the Portfolio Advisor with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

         The Portfolio Advisors seek to evaluate the overall reasonableness of the brokerage commissions paid through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. In placing orders for the purchase and sale of securities for a Portfolio, the Portfolio Advisors take into account such factors as price, commission (if any, negotiable in the case of national securities exchange transactions), size of order, difficulty of execution and skill required of the executing broker-dealer. The Portfolio Advisors review on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

         The Portfolio Advisors are authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for a Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. A Portfolio Advisor may use this research information in managing a Portfolio's assets, as well as the assets of other clients.

         Consistent with the policy stated above, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Board of Trustees may determine, the Portfolio Advisors may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions. The Portfolio Advisor will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

         Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

         Although certain research, market and statistical information from brokers and dealers can be useful to a Portfolio and to the corresponding Portfolio Advisor, it is the opinion of the management of the Portfolios that such information is only supplementary to the Portfolio Advisor's own research effort, since the information must still be analyzed, weighed and reviewed by the Portfolio Advisor's staff. Such information may be useful to the Portfolio Advisor in providing services to clients other than the Portfolios, and not all such information is used by the Portfolio Advisor in connection with the Portfolios. Conversely, such information provided to the Portfolio Advisor by brokers and dealers through whom other clients of the Portfolio Advisor effect securities transactions may be useful to the Portfolio Advisor in providing services to the Portfolios.

         In certain instances there may be securities which are suitable for a Portfolio as well as for one or more of the respective Portfolio Advisor's other clients. Investment decisions for a Portfolio and for the Portfolio Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Portfolio is concerned. However, it is believed that the ability of a Portfolio to participate in volume transactions will produce better executions for the Portfolio.

         The Portfolios and Standby Income Fund paid the following brokerage commissions for the periods indicated:

                Emerging      International      Growth &                       Income                      Standby
Aggregate        Growth          Equity           Income       Balanced       Opportunity       Bond        Income
Commission      Portfolio       Portfolio        Portfolio     Portfolio       Portfolio      Portfolio      Fund
For the
Year Ended
12/31/96         $11,550         $27,326          $45,100        $4,379            $0              $0          $0

For the
Year Ended
12/31/95          $9,127         $21,883          $34,430        $4,519            $0              $0          $0

For the Period
10/3/94* to
12/31/94          $7,691         $23,432           $3,440        $2,106            $0              $0          $0

------------
* Commencement of operations

                             PERFORMANCE INFORMATION

                        STANDARD PERFORMANCE INFORMATION

         From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

         YIELD: Yields for a Fund used in advertising are computed by dividing the Fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

         Income calculated for the purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions of the Fund paid over the same period or the rate of income reported in the Fund's financial statements. For the 30-day period ended September 30, 1997, the Funds' yields were as follows:

                          Income                     Standby
          Balanced     Opportunity       Bond         Income
           Fund C         Fund C        Fund C         Fund

           1.45%         8.13%          5.54%          5.13%

         For the 7-day period ended September 30, 1997, the Standby Income Fund's yield was 5.55%.

         TOTAL RETURN: A Fund's standardized average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (with all distributions reinvested) to reach the value of that investment at the end of the periods. A Fund may also calculate non-standardized total return figures which represent aggregate (not annualized) performance over any period or year-by-year performance, such as the following.


                               EMERGING    INTERNATIONAL    GROWTH &                 INCOME                   STANDBY
      AVERAGE                   GROWTH        EQUITY         INCOME     BALANCED   OPPORTUNITY      BOND       INCOME
ANNUAL TOTAL RETURN             FUND C        FUND C         FUND C      FUND C      FUND C        FUND C       FUND

For the year Ended
12/31/96                         9.67%         10.71%         16.04%      15.85%       25.88%       2.01%       4.08%

For the Period
10/3/94* to 12/31/96            14.75%          2.37%         22.26%      16.90%       17.05%       7.97%       5.20%

      AGGREGATE
    TOTAL RETURN

 For the Year Ended
      12/31/96                   9.67%         10.71%         16.04%      15.85%       25.88%       2.01%       4.80%


------------------------
* Commencement of operations

         PERFORMANCE RESULTS: Any total return quotation provided for a Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the corresponding Portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund and the corresponding Portfolio. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of a Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

                         COMPARISON OF FUND PERFORMANCE

         Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

         In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indexes. The performance figures of unmanaged indexes may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for a Fund's performance information could include Asian Wall Street Journal, Barron's, Business Week, Changing Times, The Kiplinger Magazine, Consumer Digest, Financial Times, Financial World, Forbes, Fortune, Global Investor, Investor's Daily, Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, Money, The New York Times, Personal Investing News, Personal Investor, Success, U.S. News and World Report, The Wall Street Journal and CDA/Weisenberger Investment Companies Services.

                   VALUATION OF SECURITIES; REDEMPTION IN KIND

         The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Portfolio Trust. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.

         The accounting records of the Portfolios are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

         The problems inherent in making a good faith determination of the value of restricted securities are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

                  type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

         To the extent that the Portfolio purchases securities which are restricted as to resale or for which current market quotations are not available, the Portfolio Advisor will value such securities based upon all relevant factors as outlined in FRR 1.

         Each Fund and each Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust, or the Portfolio, as the case may be, and valued as they are for purposes of computing the Fund's or the Portfolio's net asset value, as the case may be (a redemption in kind). If payment is made in securities, an investor, including the Fund, may incur transaction expenses in converting these securities into cash. The Trust, on behalf of each Fund, has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund is obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

         Each investor in a Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each day that the NYSE is open for business. As of 4:00 p.m., New York time, on each such day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. on the following day the NYSE is open for trading.

                 MANAGEMENT OF THE TRUST AND THE PORTFOLIO TRUST

         The Trustees and officers of the Trust and the Portfolio Trust and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of the Trust and the Portfolio Trust. Unless otherwise indicated, the address of each Trustee and officer is 311 Pike Street, Cincinnati, Ohio 45202. The Trustees and officers of the Trust and the Portfolio Trust also serve in the same positions with the Select Advisors Trust A and Select Advisors Variable Insurance Trust.

                  TRUSTEES OF THE TRUST AND THE PORTFOLIO TRUST


         *EDWARD G. HARNESS, JR. (age 49) - Chairman of the Board of Trustees, President and Chief Executive Officer; Director, President and Chief Executive Officer, Touchstone Advisors, Inc. (since February, 1994); Director, Chief Executive Officer, Touchstone Securities, Inc. (since October, 1991); President, Touchstone Securities, Inc. (since March, 1996); President, IFS Financial Services, Inc. (since January, 1991); President, IFS Systems Inc. (since
August, 1991).

         *WILLIAM J. WILLIAMS (age 81) - Trustee; Chairman of the Board of Directors, The Western and Southern Life Insurance Company (since March, 1984); Chief Executive Officer, The Western and Southern Life Insurance Company (from March, 1984 to March, 1994). His address is 400 Broadway, Cincinnati, OH 45202.

         JOSEPH S. STERN, JR. (age 79) - Trustee; Retired Professor Emeritus, College of Business, University of Cincinnati. His address is 3 Grandin Place, Cincinnati, OH 45208.


         PHILLIP R. COX (age 50) - Trustee; President and Chief Executive Officer, Cox Financial Corp. (since 1972); Director, Federal Reserve Bank of Cleveland; Director, Cincinnati Bell, Inc.; Director, PNC Bank; Director, Cinergy Corporation. His address is 105 East Fourth Street, Cincinnati, OH 45202.


         ROBERT E. STAUTBERG (age 62) - Trustee; Retired Partner and Director, KPMG Peat Marwick; Chairman of the Board of Trustees, Good Samaritan Hospital. His address is 4815 Drake Road, Cincinnati, OH 45243.

         DAVID POLLAK (age 80) - Trustee; President, The Ultimate Distributing Company (1986 to 1993); Director Emeritus, Fifth Third Bank. His address is 1313 Kemper Road, Suite 111, Cincinnati, OH 45246.

                  OFFICERS OF THE TRUST AND THE PORTFOLIO TRUST

         Unless otherwise specified, each officer listed below holds the same position with the Trust and each Portfolio.


         JAMES J. VANCE (age 36) - Treasurer; Treasurer Western-Southern Life Insurance Company (since January, 1994); Corporate Financing Manager, Eastman Kodak Company (June, 1988 to December, 1993). His address is 400 Broadway, Cincinnati, OH 45202.


         EDWARD S. HEENAN (age 53) - Treasurer; Vice President and Controller, Touchstone Advisors, Inc. (since December, 1993); Director, Controller, Touchstone Securities, Inc. (since October, 1991); Vice President and Comptroller, The Western and Southern Life Insurance Company (since 1987). His address is 400 Broadway, Cincinnati, OH 45202.


         ANDREW S. JOSEF (age 33) - Secretary; Director, Legal Administration, Investors Bank & Trust Company ("Investors Bank") (since May, 1997); Senior Associate, Sullivan & Worcester LLP (November, 1995 to May, 1997); Associate, Goodwin, Proctor & Hoar (January, 1993 to November, 1995); Associate, Simpson Thacher & Bartlett (prior to 1993). His address is 200 Clarendon Street, Boston, MA 02116.



         SUSAN C. MOSHER (age 42) - Assistant Secretary; Director, Legal Administration, Investors Bank (since August, 1995); Associate Counsel, 440 Financial Group of Worcester, Inc. (January, 1993 to August, 1995); Partner, Gallagher, Callahan & Gartrell, P.A. (prior to September, 1992). Her address is 200 Clarendon Street, Boston, MA 02116.



         KEVIN M. CONNERTY (age 33) - Assistant Treasurer; Director, Fund Administration - Reporting and Compliance, Investors Bank (since October, 1992); Assistant Manager of Financial Reporting, The Boston Company (prior to October,
1992). His address is 200 Clarendon Street, Boston, MA 02116.



         PAUL J. JASINSKI (age 50) - Assistant Treasurer; Managing Director - Fund Administration, Investors Bank (since July, 1985). His address is 200 Clarendon Street, Boston, MA 02116.

         BRIAN J. MANLEY (age 34) - Assistant Treasurer; Vice President and Chief Financial Officer, Touchstone Advisors, Inc. (since December, 1993); Vice President and Chief Financial Officer, Touchstone Securities, Inc. (since November, 1991).



         Ms. Mosher and Messrs. Josef, Connerty and Jasinski also hold similar positions for other investment companies for which Investors Bank serves as administrator.


         No director, officer or employee of the Advisor, the Portfolio Advisors, the Distributor, the Administrator or any of their affiliates will receive any compensation from the Trust or the Portfolio Trust for serving as an officer or Trustee of the Trust or the Portfolio Trust. The Trust, Portfolio Trust, Select Advisors Trust A and Select Advisors Variable Insurance Trust (the "Fund Complex") pay, in the aggregate, each Trustee who is not a director, officer or employee of the Advisor, the Portfolio Advisors, the Distributor, the Administrator or any of their affiliates an annual fee of $5,000, respectively, plus $1,000, respectively, per meeting attended and reimburses them for travel and out-of-pocket expenses. The following table reflects Trustee fees paid for the year ended December 31, 1996.

                           TRUSTEE COMPENSATION TABLE

                                                                         TOTAL COMPENSATION
                                    AGGREGATE            --------------------------------------------------
NAME OF PERSON AND POSITION         FROM TRUST           PAID TO TRUSTEES       FROM TRUST AND FUND COMPLEX

Joseph S. Stern, Jr.,
Trustee of Trust
and Portfolio Trust                 $643.23                    $9,000

Phillip R. Cox,                     $716.51                   $10,000
Trustee of Trust
and Portfolio Trust

Robert E. Stautberg,                $716.51                   $10,000
Trustee of Trust
and Portfolio Trust

David Pollak,                       $643.23                    $9,000
Trustee of Trust
and Portfolio Trust




         As of September 30, 1997, the Trustees and officers of the Trust and the Portfolio Trust owned in the aggregate less than 1% of the shares of any Fund or the Trust (all series taken together).



         As of September 24, 1997, (i) Western-Southern Life Insurance Company, 400 Broadway, Cincinnati, Ohio 45202 ("Western-Southern"), a wholly owned subsidiary of Western and Southern Life Insurance Company ("Western and Southern"), was the record owner of 66.07%, 76.04%, 57.97% and 41.52% of the outstanding shares of the Emerging Growth Fund, International Equity Fund, Balanced Fund and Income Opportunity Fund, respectively; (ii) Western-Southern, as Trustee, Holiday, Florida 34690, was the record owner of 9.46% of the outstanding shares of the Growth & Income Fund; (iii) Western-Southern, State Street Bank and Trust Company ("State Street"), as custodian for the rollover IRA of Preston G. Fowlkes, Jr., Mechanicsville, Virginia 23116 (the "Fowlkes IRA");

and Vahle, Inc., 1167 Brittmoore, Houston, TX, 77043, were the record owners of 15.39%, 5.44%, and 14.09%, respectively, of the outstanding shares of the Bond Fund; and (iv) Western-Southern; Western and Southern; and Leslie V. Craig, 9904 Misty Morn Lane, Cincinnatti, Ohio 45242 were the record owners of 34.86%, 34.86% and 12.20%, respectively of the outstanding shares of the Standby Income Fund. Because Western-Southern owns more than 50% of the outstanding shares of certain of the above-named Funds, it may take actions requiring a majority vote without the approval of any other investor in such Funds.


             ADVISOR, PORTFOLIO ADVISORS, ADMINISTRATOR, CUSTODIAN,
                         TRANSFER AGENT AND DISTRIBUTOR

                                     ADVISOR

         Touchstone Advisors provides service to each Portfolio and the Standby Income Fund pursuant to Investment Advisory Agreements with the Portfolio Trust and the Trust (the "Advisory Agreements"). The services provided by the Advisor consist of directing and supervising each Portfolio Advisor, reviewing and evaluating the performance of each Portfolio Advisor and determining whether or not any Portfolio Advisor should be replaced. The Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. Each respective Advisory Agreement will continue in effect if such continuance is specifically approved at least annually by the respective Board of Trustees and by a majority of the respective Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

         Each Advisory Agreement is terminable, with respect to a Portfolio or Standby Income Fund, without penalty on not more than 60 days' nor less than 30 days' written notice by the Portfolio Trust or the Trust, as the case may be, when authorized either by, in the case of a Portfolio, a majority vote of the corresponding Fund and of the other investors in the Portfolio (with the vote of each being in proportion to the amount of their investment) or, in the case of Standby Income Fund, by a majority vote of the Fund's shareholders, or by a vote of a majority of the respective Board of Trustees or by the Advisor, and will automatically terminate in the event of its assignment. Each Advisory Agreement provides that neither the Advisor nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Portfolios, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.

         The Trust's Prospectus contains a description of fees payable to the Advisor for services under the Advisory Agreements.

         For the periods indicated, each Portfolio and Standby Income Fund incurred the following investment advisory fees equal on an annual basis to the following percentages of the average daily net assets of each Portfolio and Standby Income Fund.


                Emerging      International      Growth &                       Income                      Standby
                 Growth          Equity           Income       Balanced       Opportunity       Bond        Income
                Portfolio       Portfolio        Portfolio     Portfolio       Portfolio      Portfolio      Fund
Rate                0.80%           0.95%            0.80%+        0.80%*           0.65%          0.55%        0.25%

For the
Year Ended
12/31/96         $35,755         $55,448         $138,167       $24,065          $28,495        $70,808      $15,675


For the
Year Ended
12/31/95         $26,169         $43,963          $94,187       $16,553          $13,479        $62,478      $13,725

For the Period
10/3/94**
to 12/31/94       $3,865         $11,150          $18,075        $3,365           $3,073        $13,392       $3,066

------------
+ Prior to September, 1997 the rate was 0.75%.
*  Prior to May, 1997, the rate was 0.70%.
** Commencement of operations


         For the periods indicated, the Advisor voluntarily agreed to reimburse each Portfolio or Fund the following amounts:


                Emerging      International      Growth &                       Income                      Standby
                 Growth          Equity           Income       Balanced       Opportunity       Bond        Income
                Portfolio       Portfolio        Portfolio     Portfolio       Portfolio      Portfolio      Fund
For the
Year Ended
12/31/96         $59,720         $84,640          $62,911       $64,645          $62,865        $60,817     $114,416

For the Year
Ended
12/31/95         $65,261        $102,137          $37,425       $67,859          $69,419        $42,920     $101,543

For the Period
10/3/94* to
12/31/94         $23,152         $16,652          $18,075       $24,761          $24,966        $13,392      $29,765

------------
*  Commencement of operations


                               PORTFOLIO ADVISORS

         The Advisor has, in turn, entered into a portfolio advisory agreement (each a "Portfolio Agreement") with each Portfolio Advisor selected by the Advisor for a Portfolio or Standby Income Fund. Under the direction of the Advisor and, ultimately, of the Board of Trustees of the Portfolio Trust, each Portfolio Advisor is responsible for making all of the day-to-day investment decisions for the respective Portfolio (or portion of a Portfolio) or Fund.

         Each Portfolio Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. Each Portfolio Agreement contains provisions similar to those described above with respect to the Advisory Agreements.

       ADMINISTRATOR, CUSTODIAN, FUND ACCOUNTING AGENT AND TRANSFER AGENT

         Pursuant to Administration and Fund Accounting Agreements, Investors Bank supervises the overall administration of the Trust, including but not limited to, accounting, clerical and bookkeeping services; daily calculation of net asset values; preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations. Investors Bank also provides persons to serve as officers of the Trust. As custodian, Investors Bank holds cash, securities and other assets of the Trust.

         The Trust's Prospectus contains a description of fees payable to Investors Bank for its services as administrator, fund accounting agent and custodian.

         Prior to December 1, 1996, Signature Financial Services, Inc. ("Signature") served as administrator and fund accounting agent to the Trust.

         The Portfolios and Standby Income Fund incurred the following administrative and fund accounting fees for the periods indicated:


                Emerging      International      Growth &                       Income                      Standby
                 Growth          Equity           Income       Balanced       Opportunity       Bond        Income
                Portfolio       Portfolio        Portfolio     Portfolio       Portfolio      Portfolio      Fund
For the Year
Ended
12/31/96*        $61,789         $64,008          $61,966       $64,985          $61,674        $61,716     $24,289

For the Year
Ended
12/31/95         $47,425         $56,773          $46,643       $47,446          $45,723        $47,775     $28,885

For the Period
10/3/94* to
12/31/94          $9,753          $9,753           $9,753        $9,753           $9,753         $9,753      $6,096


-----------
* Includes administrative and fund accounting fees paid to Signature and to Investors Bank.
** Commencement of operations

         Each of the Administration, Fund Accounting and Custodian Agreements (collectively, the "Agreements") provide that neither Investors Bank nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission, except for willful misfeasance, bad faith or negligence (gross negligence in respect of the Custodian Agreement) in the performance of its or their duties or by reason of disregard (reckless disregard in respect of the Custodian Agreement) of its or their obligations and duties under the Agreements.

         Each Agreement may not be assigned without the consent of the non-assigning party, and may be terminated after its Initial Term, with respect to a Portfolio, without penalty by majority vote of the shareholders of the Portfolio or by either party on not more than 60 days' written notice.

         State Street serves as transfer agent of the Trust pursuant to a transfer agency agreement. Under its transfer agency agreement with the Trust, State Street maintains the shareholder account records for each Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. State Street may be reimbursed by the Trust for its out-of-pocket expenses.

                                   DISTRIBUTOR

         The Trustees of the Trust have adopted a Distribution and Services Plan (the "Distribution Plan") with respect to each Fund (except the Standby Income
Fund) after having concluded that there was a reasonable likelihood that the Distribution Plan would benefit each such Fund and its shareholders. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. In addition, an increase in net assets may lessen the adverse effects that could result were the Fund required to liquidate portfolio securities to meet redemptions. Of course, there is no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

         The Distribution Plan will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trust's Trustees who are not "interested persons of the Trust" and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees"). The Distributor will provide to the Trustees of the Trust a quarterly written report of amounts expended by it under the Distribution Plan and the purposes for which such expenditures were made. The Distribution Plan further provides that the selection and nomination of the Trust's disinterested Trustees shall be committed to the discretion of the disinterested Trustees of the Trust. The Distribution Plan may be terminated at any time by a vote of a majority of the Trust's Qualified Trustees or by a vote of the shareholders of the Trust. The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trust's Trustees and the Trust's Qualified Trustees. No disinterested Trustee has any financial interest in the Distribution Plan or in any related agreement. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six (6) years from the date of the Distribution Plan, and for the first two (2) years the Distributor will preserve such copies in an easily accessible place.

         The Trust paid the following fees pursuant to the Distribution Plan for the periods indicated:


                               EMERGING    INTERNATIONAL    GROWTH &     INCOME
     DISTRIBUTION               GROWTH        EQUITY         INCOME     BALANCED   OPPORTUNITY      BOND
         FEE                    FUND C        FUND C         FUND C      FUND C       FUND C        FUND C

For the
Year Ended
12/31/96                       $14,754        $27,806        $7,493      $16,100      $18,778      $5,285

For the
Year Ended
12/31/95                       $11,478        $23,027        $1,704      $11,667      $10,240      $1,704

For the Period
10/3/94*
to 12/31/94                     $2,395         $5,822           $41       $2,388       $2,354         $41

------------------
*  Commencement of operations

         The Trust has entered into a Distribution Agreement with the Distributor. Under the Distribution Agreement, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Trust.

                       COUNSEL AND INDEPENDENT ACCOUNTANTS

         Frost & Jacobs LLP, 2500 PNC Center, 201 East 5th Street, Cincinnati, Ohio 45201-5715, serves as counsel to the Trust and each Portfolio. Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, acts as independent accountants of the Trust and each Portfolio, providing audit services, tax return preparation and assistance and consultation in connection with the review of filings with the SEC.

                ORGANIZATION OF THE TRUST AND THE PORTFOLIO TRUST

         Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants.

         Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

                                    TAXATION

                              TAXATION OF THE FUNDS

         The Trust intends to qualify annually and to elect each Fund to be treated as a regulated investment company under the Code.



         To qualify as a regulated investment company, each Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies;

(b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income, if any, each taxable year.


         As a regulated investment company, each Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year; and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

         Each Fund shareholder will receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the federal income tax status of his dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisors as to any state and local taxes that may apply to these dividends and distributions. The dollar amount of dividends excluded from federal income taxation and the dollar amount subject to such income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund. To the extent that the Fund earns taxable net investment income, the Fund intends to designate as taxable dividends the same percentage of each dividend as its taxable net investment income bears to its total net investment income earned. Therefore, the percentage of each dividend designated as taxable, if any, may vary.

         FOREIGN TAXES. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of each applicable Portfolio's assets to be invested in various countries will vary.

         If the Portfolio is liable for foreign taxes, and if more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, it may make an election pursuant to which certain foreign taxes paid by it would be treated as having been paid directly by shareholders of the entities, such as the corresponding Fund, which have invested in the Portfolio. Pursuant to such election, the amount of foreign taxes paid will be included in the income of the corresponding Fund's shareholders, and such Fund shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each such Fund shareholder will be notified after the close of the Portfolio's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion which represents income derived from sources within each such country.

         The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Portfolio on the sale of foreign securities will be treated as U.S.-source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

                                  DISTRIBUTIONS

         Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

                           TAXATION OF THE PORTFOLIOS

         The Portfolios are not subject to federal income taxation. Instead, the Fund and other investors investing in a Portfolio must take into account, in computing their federal income tax liability, their share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Portfolio.

         Distributions received by a Fund from the corresponding Portfolio generally will not result in the Fund recognizing any gain or loss for federal income tax purposes, except that: (1) gain will be recognized to the extent that any cash distributed exceeds the Fund's basis in its interest in the Portfolio prior to the distribution; (2) income or gain may be realized if the distribution is made in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio; and (3) loss may be recognized if the distribution is made in liquidation of the Fund's entire interest in the Portfolio and consists solely of cash and/or unrealized receivables. A Fund's basis in its interest in the corresponding Portfolio generally will equal the amount of cash and the basis of any property which the Fund invests in the Portfolio, increased by the Fund's share of income from the Portfolio, and decreased by the amount of any cash distributions and the basis of any property distributed from the Portfolio.

                                 SALE OF SHARES

         Any gain or loss realized by a shareholder upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

                            FOREIGN WITHHOLDING TAXES

         Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

                               BACKUP WITHHOLDING

         A Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

                              FOREIGN SHAREHOLDERS

         The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

                                 OTHER TAXATION

         The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

         The Portfolio Trust is organized as a common law trust under the laws of the State of New York but is treated as a partnership for tax purposes. The Portfolio Trust is not subject to any income or franchise tax in the Commonwealth of Massachusetts.

         Fund shareholders may be subject to state and local taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

                              FINANCIAL STATEMENTS

         The following financial statements for the Trust, Standby Income Fund and the Portfolio Trust at and for the fiscal periods indicated are incorporated herein by reference from their current reports to shareholders filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. A copy of each such report will be provided, without charge, to each person receiving this Statement of Additional Information.

SELECT ADVISORS TRUST C

Statement of Assets and Liabilities, December 31, 1996
Statement of Operations, for the year ended December 31, 1996
Statement of Changes in Net Assets, for the years ended December 31, 1996 and
  December 31, 1995
Financial Highlights
Notes to Financial Statements
Report of Independent Accountants


Statement of Assets and Liabilities, June 30, 1997
Statement of Operations, for the period ended June 30, 1997
Statement of Changes in Net Assets, for the periods ended June 30, 1997 and
  June 30, 1996
Financial Highlights
Notes to Financial Statements


TOUCHSTONE STANDBY INCOME FUND

Schedule of Investments, December 31, 1996
Statement of Assets and Liabilities, December 31, 1996
Statement of Operations, for the year ended December 31, 1996
Statement of Changes in Net Assets for the years ended December 31, 1996 and
  December 31, 1995
Financial Highlights
Notes to Financial Statements
Report of Independent Accountants


Schedule of Investments, June 30, 1997
Statement of Assets and Liabilities, June 30, 1997
Statement of Operations, for the period ended June 30, 1997
Statement of Changes in Net Assets for the periods ended June 30, 1997 and
  June 30, 1996
Financial Highlights
Notes to Financial Statements


SELECT ADVISORS PORTFOLIOS

Schedule of Investments, December 31, 1996
Statement of Assets and Liabilities, December 31, 1996
Statement of Operations, for the year ended December 31, 1996
Statement of Changes in Net Assets for the years ended December 31, 1996 and
  December 31, 1995
Notes to Financial Statements
Supplementary Data
Report of Independent Accountants

Schedule of Investments, June 30, 1997
Statement of Assets and Liabilities, June 30, 1997
Statement of Operations, for the periods ended June 30, 1997
Statement of Changes in Net Assets for the periods ended June 30, 1997 and
  June 30, 1996
Notes to Financial Statements
Supplementary Data

IFS0023G


DISTRIBUTOR


Touchstone Securities, Inc.              THE TOUCHSTONE FUNDS
311 Pike Street                          TOUCHSTONE VALUE PLUS FUND C
Cincinnati, Ohio  45202                  TOUCHSTONE EMERGING GROWTH FUND C
                                         TOUCHSTONE INTERNATIONAL EQUITY FUND C
                                         TOUCHSTONE GROWTH & INCOME FUND C
                                         TOUCHSTONE BALANCED FUND C
INVESTMENT ADVISOR OF EACH PORTFOLIO     TOUCHSTONE INCOME OPPORTUNITY FUND C
                                         TOUCHSTONE BOND FUND C
Touchstone Advisors, Inc.                TOUCHSTONE STANDBY INCOME FUND
311 Pike Street
Cincinnati, Ohio  45202



TRANSFER AGENT

State Street Bank and Trust Company
P.O. Box 8518
Boston, Massachusetts 02266-8518


ADMINISTRATOR, CUSTODIAN AND
FUND ACCOUNTING AGENT


Investors Bank & Trust Company           STATEMENT OF ADDITIONAL INFORMATION
200 Clarendon Street
Boston, Massachusetts 02116              JANUARY 1, 1998



INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109


LEGAL COUNSEL

Frost & Jacobs LLP
2500 PNC Center
201 East Fifth Street
Cincinnati, Ohio  45202

                                     PART C

                                OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS


   (a)          FINANCIAL STATEMENTS INCLUDED IN PART A

                FOR THE REGISTRANT (except Touchstone Value Plus Fund C):

                Financial Highlights

   (b)          FINANCIAL STATEMENTS INCLUDED IN PART B

                FOR THE REGISTRANT (except Touchstone Value Plus Fund C and
                   Touchstone Standby Income Fund):

                Statement of Assets and Liabilities, December 31, 1996 Statement of Operations, for the year ended December 31, 1996 Statement of Changes in Net Assets, for the years ended
                   December 31, 1996 and December 31, 1995
                Financial Highlights
                Notes to Financial Statements
                Report of Independent Accountants

                Statement of Assets and Liabilities, June 30, 1997 Statement of Operations, for the period ended June 30, 1997 Statement of Changes in Net Assets, for the periods ended
                   June 30, 1997 and June 30, 1996
                Financial Highlights
                Notes to Financial Statements

                FOR TOUCHSTONE STANDBY INCOME FUND


                Schedule of Investments, December 31, 1996
                Statement of Assets and Liabilities, December 31, 1996 Statement of Operations, for the year ended December 31, 1996 Statement of Changes in Net Assets for the years ended
                   December 31, 1996 and December 31, 1995
                Financial Highlights
                Notes to Financial Statements
                Report of Independent Accountants


                Schedule of Investments, June 30, 1997
                Statement of Assets and Liabilities, June 30, 1997 Statement of Operations, for the period ended June 30, 1997 Statement of Changes in Net Assets, for the periods ended
                   June 30, 1997 and June 30, 1996
                Financial Highlights
                Notes to Financial Statements

                FOR SELECT ADVISORS PORTFOLIOS (except Touchstone Value Plus
                   Portfolio):


                Schedule of Investments, December 31, 1996

                Statement of Assets and Liabilities, December 31, 1996 Statement of Operations, for the year ended December 31, 1996 Statement of Changes in Net Assets for the years ended
                   December 31, 1996 and December 31, 1995
                Notes to Financial Statements
                Supplementary Data
                Report of Independent Accountants


                Schedule of Investments, June 30, 1997
                Statement of Assets and Liabilities, June 30, 1997 Statement of Operations, for the period ended June 30, 1997 Statement of Changes in Net Assets, for the periods ended
                   June 30, 1997 and June 30, 1996
                Financial Highlights
                Notes to Financial Statements
                Supplementary Data



   (b)    EXHIBITS:


          (1A)  Amended Declaration of Trust of the Trust.(4)

          (1B)  Amendment to the Amended Declaration of Trust of the Trust.(6)


          (2)   By-Laws of the Trust.(4)

          (3)   Inapplicable.

          (4)   Inapplicable.


          (5)   Inapplicable.


          (6)   Distribution Agreement.(2)

          (7)   Inapplicable.

          (8)   Custody Agreement.(2)

          (9A)  Administration Agreement.(5)

          (9B)  Transfer Agency Agreement.(2)

          (9C)  Sponsor Agreement.(2)

          (9D)  Amendment No. 1 to the Sponsor Agreement.(3)

          (9E)  Fund Accounting Agreement.(5)

          (10)  Opinion of counsel.(2)

          (11)  Consent of independent accountants.(6)

          (12)  Inapplicable.

          (13)  Investment letter of initial shareholder.2

          (14)  Inapplicable.

          (15)  Distribution and Service Plan.2

          (16)  Method of computation of performance information.2


          (17)  Powers of Attorney.6


          (27)  Financial Data Schedules.6

          1 Incorporated herein by reference from the registration statement of the Registrant on Form N-1A as originally filed with the Securities and Exchange Commission ("SEC") on March 7, 1994.

          2 Incorporated herein by reference from pre-effective amendment No. 1 to the Registration Statement as filed with the SEC on September 23, 1994.

          3 Incorporated herein by reference from post-effective amendment No. 1 to the Registration Statement as filed with the SEC on March 30, 1995.

          4 Incorporated herein by reference from post-effective amendment No. 2 to the Registration Statement as filed with the SEC on April 29, 1996.

          5 Incorporated herein by reference from post-effective amendment No. 3 to the Registration Statement as filed with the SEC on February 28, 1997.

          6     Filed herein.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE TRUST.

   Inapplicable.


ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.


                                     NUMBER OF RECORD
   TITLE OF CLASS                    HOLDERS


                                     (as of September 30, 1997)

   Emerging Growth Fund C                   366

   International Equity Fund C              380
   Growth & Income Fund C                   441
   Balanced Fund C                          308
   Income Opportunity Fund C                445
   Bond Fund C                              191
   Standby Income Fund                       98




ITEM 27. INDEMNIFICATION.

Under Article XI, Section 2 of the Trust's Declaration of Trust, any past or present Trustee or officer of the Trust (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter referred to as a "Covered Person"]) is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a Covered Person. This provision does not authorize indemnification when it is determined, in the manner specified in the Declaration of Trust, that such Covered Person has not acted in good faith in the reasonable belief that his actions were in or not opposed to the best interests of the Trust. Moreover, this provision does not authorize indemnification when it is determined, in the manner specified in the Declaration of Trust, that such Covered Person would otherwise be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Expenses may be paid by the Trust in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by such Covered Person to repay such expenses to the Trust in the event that it is ultimately determined that indemnification of such expenses is not authorized under the Declaration of Trust and either (i) the Covered Person provides security for such undertaking, (ii) the Trust is insured against losses from such advances or (iii) the disinterested Trustees or independent legal counsel determines, in the manner specified in the Declaration of Trust, that there is reason to believe the Covered Person will be found to be entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

    Inapplicable.

ITEM 29. PRINCIPAL UNDERWRITERS.

 (a) Touchstone Securities, Inc. ("Touchstone"), the distributor of the Shares of the Trust, also serves as principal underwriter for other investment companies.

 (b) Set forth below are the names, principal business addresses and positions of each director and officer of Touchstone. Unless otherwise noted, the principal business address of these individuals is Touchstone Securities, Inc., 311 Pike Street, Cincinnati, Ohio 45202. Unless otherwise specified, none of the officers and directors of Touchstone serve as officers and Trustees of the Trust.


                            POSITION AND OFFICES           POSITION AND OFFICES SECURITIES
NAME                        WITH TOUCHSTONE                WITH THE REGISTRANT

James N. Clark*             Director                       none

Edward G. Harness, Jr.      Director and Chief             Chairman of the Board,
                            Executive Officer              President and Chief
                                                           Executive Officer

Edward S. Heenan*           Controller                     Controller

William F. Ledwin*          Director                       none

Donald J. Wuebbling*        Director                       none

James J. Vance              Treasurer                      Treasurer

Brian Manley                Vice President and             Assistant Treasurer
                            Chief Financial Officer

Richard K. Taulbee*         Vice President                 none

Carl A. Ramsey**            Vice President                 none

E. Duane Clay**             Vice President                 none

Patricia Wilson             Chief Compliance Officer       none

J. Thomas Lancaster*        Treasurer                      none

Robert F. Morand*           Secretary                      none

*  Principal business address is 400 Broadway, Cincinnati, Ohio 45202.
** Principal business address is 8901 Indian Hills Drive, Omaha, Nebraska 68114.

  (c) Inapplicable.



ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.


Select Advisors Trust C
311 Pike Street
Cincinnati, OH 45202

Touchstone Advisors, Inc.
311 Pike Street
Cincinnati, OH 45202
(investment advisor)


Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116
(administrator, custodian and fund accounting agent)


Touchstone Securities, Inc.
311 Pike Street
Cincinnati, OH 45202

ITEM 31.  MANAGEMENT SERVICES.

   Not applicable.

ITEM 32.  UNDERTAKINGS.

  (a) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

  (b) The Registrant undertakes to comply with Section 16(c) of the 1940 Act.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this amendment to its Registration Statement on Form N-1A (the "Registration Statement") to be signed below on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 7th day of October, 1997.


                                            SELECT ADVISORS TRUST C


                                            By: /S/ANDREW S. JOSEF
                                                --------------------------
                                                Andrew S. Josef, Secretary



Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 7, 1997.




SIGNATURE                                    TITLE

EDWARD G. HARNESS, JR.*                      Trustee, President, Chief
Edward G. Harness, Jr.                       Executive Officer and
                                             Chairman of the Board

WILLIAM J. WILLIAMS*                         Trustee
William J. Williams


JOSEPH S. STERN, JR.*                        Trustee
Joseph S. Stern, Jr.


PHILLIP R. COX*                              Trustee
Phillip R. Cox

DAVID POLLAK*                                Trustee
David Pollak

ROBERT E. STAUTBERG*                         Trustee
Robert E. Stautberg


JAMES J. VANCE*                              Treasurer (Principal Financial
James J. Vance                               Officer and Principal Accounting
                                             Officer)



*By: /S/ ANDREW S. JOSEF
     Andrew S. Josef, as Attorney-in-Fact
     (pursuant to power of attorney filed herewith).

                                   SIGNATURES


Select Advisors Portfolios has duly caused this Registration Statement on Form N-1A (the "Registration Statement") of Select Advisors Trust C (the "Trust") to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 7th day of October, 1997.


                                            SELECT ADVISORS PORTFOLIOS


                                            By: /S/ ANDREW S. JOSEF
                                                --------------------------
                                                Andrew S. Josef, Secretary


This Registration Statement of Select Advisors Trust C has been signed below by the following persons in the capacities indicated on October 7, 1997.



SIGNATURE                                    TITLE

EDWARD G. HARNESS, JR.*                      Trustee, President, Chief
Edward G. Harness, Jr.                       Executive Officer and
                                             Chairman of the Board of Select
                                             Advisors Portfolios

WILLIAM J. WILLIAMS*                         Trustee of Select Advisors
William J. Williams                          Portfolios


JOSEPH S. STERN, JR.*                        Trustee of Select Advisors
Joseph S. Stern, Jr.                         Portfolios


PHILLIP R. COX*                              Trustee of Select Advisors
Phillip R. Cox                               Portfolios

DAVID POLLAK*                                Trustee of Select Advisors
David Pollak                                 Portfolios

ROBERT E. STAUTBERG*                         Trustee of Select Advisors
Robert E. Stautberg                          Portfolios


JAMES J. VANCE*                              Treasurer (Principal Financial
James J. Vance                               Officer and Principal Accounting
                                             Officer) of Select Advisors
                                             Portfolios



*By: /s/ ANDREW S. JOSEF

     Andrew S. Josef, as Attorney-in-Fact
     (pursuant to power of attorney filed herewith).

                                  EXHIBIT INDEX


EXHIBIT NO.                   DESCRIPTION

(1B)                Amendment to the Amended Declaration of Trust of the Trust

(11)                Consent of Independent Accountants

(17)                Powers of Attorney

(27)                Financial Data Schedules